UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22545

CENTRE FUNDS
 (Exact name of registrant as specified in charter)

48 Wall Street, Suite 1100, New York, New York 10005
 (Address of principal executive offices) (Zip code)

James A. Abate
48 Wall Street, Suite 1100
New York, New York 10005
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 918-4705

Date of fiscal year end:     September 30

Date of reporting period:  October 1, 2016 – September 30, 2017

Item 1.	Reports to Stockholders.

CENTRE

Centre Funds

ANNUAL REPORT

SEPTEMBER 30, 2017

CENTRE AMERICAN SELECT EQUITY FUND
Investor Class (Ticker: DHAMX)
Institutional Class (Ticker: DHANX)

CENTRE ACTIVE U.S. TREASURY FUND
Investor Class (Ticker: DHTRX)
Institutional Class (Ticker: DHTUX)

CENTRE ACTIVE U.S. TAX EXEMPT FUND
Investor Class (Ticker: DHBRX)
Institutional Class (Ticker: DHBIX)

Each a series of

CENTRE FUNDS

FUNDAMENTALLY-DRIVEN SPECIALIST ACTIVE FUNDS

For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

Centre Funds	Shareholder Letter

September 30, 2017 (Unaudited)

Dear Shareholders,

It is with my pleasure that we publish the Centre Funds Annual Report covering the one year period ended September 30, 2017. I want to thank my fellow shareholders for their continued support and confidence in Centre Funds. We are committed to truly active fund management with distinction.

Each series of Centre Funds is a fundamentally‐driven, actively managed Fund in core investment strategies with differentiation and using specialist talent. We offer a select series of funds to choose from, each available in investor and institutional share classes.

Centre American Select Equity Fund

The Fund is a U.S. large capitalization valuation sensitive growth stock fund that seeks long‐term growth of capital and is focused on risk adjusted returns through active and pragmatic management; the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed appropriate. The Fund is intended to be a risk managed core growth fund.

Centre Active U.S. Treasury Fund

The Fund is a nontraditional U.S. Treasury securities fund that seeks to maximize investors’ total return through capital appreciation and current income through investments in primarily U.S. Treasury securities. The Fund has the potential for capital appreciation/preservation in various interest rate environments through a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration and interest rate management.

Centre Active U.S. Tax Exempt Fund

The Fund is a nontraditional municipal securities fund that seeks to maximize investors’ total return through capital appreciation and income exempt from federal income tax using active duration management of a core portfolio of highly rated federally tax exempt securities of state and local governments in the U.S. and their political subdivisions, agencies and instrumentalities. The Fund has the potential for capital appreciation/preservation in various interest rate environments through a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration and interest rate management.

Our aim at Centre Funds is to deliver strong, long‐term performance results for investors through an exceptional focus on producing returns and managing risk and downside volatility in select investment strategies. We want investors to associate Centre Funds with high‐conviction, differentiated fund strategies that may not be available elsewhere and are tactical, pragmatic, and opportunistic. Each investment strategy aims to capitalize on defined market opportunities using talented and experienced Portfolio Managers with consistent and repeatable investment processes who aim to achieve true differentiated returns. Our Portfolio Managers remain focused on fundamentally‐driven investment approaches within truly active, high conviction, disciplined and research intensive processes. At Centre Funds, we place service excellence at the core of everything that we do and are committed to providing useful information on all of the Funds. Again, I want to thank my fellow shareholders for their continued support and confidence in the Centre Funds.

Sincerely,

James Abate
President, Centre Funds

Annual Report | September 30, 2017	1

Centre American Select Equity Fund	Manager Commentary

September 30, 2017 (Unaudited)

Performance & Strategy Summary

For the one year period ended September 30, 2017, the Centre American Select Equity Fund, Investor Share Class, delivered a total return of 15.99 percent; the Institutional Share Class delivered a total return of 16.20 percent.

During this past one year period, the key barometer of the U.S. stock market as a whole, as measured by the S&P 5001 Index, delivered a total return of 18.61 percent, led by pro‐cyclical sectors such as Financials, Technology, Industrials, Materials, and Consumer Discretionary whilst more historically defensive sectors such as Telecommunications and Consumer Staples lagged along with Energy as energy‐related commodity prices fell.

Stocks that were the strongest contributors to performance within the Fund over the one year period ended September 30, 2017 included: within the Technology sector, NVidia, Activision Blizzard, Applied Materials, Adobe Systems, Microchip Technologies, and Microsoft; and within the Consumer Discretionary sector, The Gap, Ralph Lauren, Netflix, Carnival, Walt Disney, and Kohl’s. Other stocks that helped were Whole Foods, United Health, Parker Hannifin, and C.R. Bard. Stocks that contributed negatively included: within the Materials sector, Newmont Mining, Barrick Gold, International Flavors & Fragrances, and Freeport‐McMoRan; as well as Chipotle, Qualcomm, Allergan, and Eli Lilly. Also contributing to positive relative performance was the timing to re‐enter the Energy sector in the spring of 2017, focusing in on leading natural gas producers such as EQT, Cabot Oil & Gas, and Devon Energy, after having little to no exposure to the sector since 2014. A significant drag on relative performance was the Fund’s substantial underweight posture in the Financial sector, particularly during the sharp run up immediately after the Presidential election in late 2016. Furthermore, the Fund was negatively impacted from a total return perspective by the amortization costs of certain hedges and other investments that the Fund’s Adviser viewed, and continues to view, as capital protective in nature. That said, these capital protection hedges, namely protective put options2 on the S&P 500 Index, have in the past insulated the Fund from the same magnitude of maximum drawdown3 experienced by the overall stock market over prior volatile4 episodes, namely in August 2015 and January 2016. Given the continued presence of certain potentially de‐stabilizing factors that we believe could negatively impact the value of underlying equity securities held in the Fund’s portfolio, as of September 30, 2017, the Fund continued to hold put options on the S&P 500 Index as a potential hedge against its underlying stock holdings in the event of a material stock market correction.

The process used by Centre Asset Management, LLC (“Centre” or “we” or the “Adviser”) to manage the Fund focuses on each individual portfolio company's growth outlook and capacity to create shareholder value by utilizing our bottom‐up fundamental stock selection process. We utilize a disciplined, Economic Value Added (EVA)5 framework to select investments. The framework focuses on the fundamentals of wealth creation or wealth destruction similar to the way a traditional, long‐term focused corporate financier looking at all aspects of the business would assess a company's value. In the shorter‐term, markets may often undervalue or overvalue a company's ability to create or destroy wealth. The framework seeks to identify and capture these investment opportunities. The approach is designed to capture excess returns when a business is creating shareholder wealth and the market price of the stock converges toward our target price. Centre not only analyzes earnings but also strives to understand and link the capital allocation decisions being made today by each portfolio company and how they will lead to future earnings growth. In other words, we expect the companies in which the Fund invests for they themselves to invest in productive assets of the business, organically and through opportunistic purchases which, in turn, should provide the foundation for future revenue and profits growth that should create shareholder value. Alternatively, if companies cannot invest in productive assets due to a cyclical downturn or existing excess capacity, we expect these companies to “wisely contract” through the restructuring of their assets and other resources to regain their footing for future shareholder value creation. The key is that we look at the company drivers that create true shareholder wealth: capital spending or alternative capital allocations such as acquisitions, stock buybacks, or dividends; company specific risk levels of a business to determine appropriate hurdle rates6; and whether the company is generating operating returns on its underlying assets vis‐à‐vis the cost of capital. Wealth creation from growth or from wise‐contraction – that’s how we believe companies create shareholder value.

To meet its objective as a risk managed growth fund, the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed tactically appropriate. Specifically, and in accordance with the Fund’s investment policies, the Adviser may tactically employ hedges and other capital preservation strategies on up to 100 percent of the value of the Fund’s underlying securities positions when the Adviser’s assessment of market valuation indicates forward returns for the stock market, as a whole, are low relative to downside risk and the cost to upside potential from portfolio preservation tools is deemed reasonable in order to respond to adverse market, economic, political or other conditions. The Adviser may also tactically employ hedges to reduce volatility. For example, through the tactical use of put options, the Fund may allow for enhanced performance and more limited risk. Index put options are designed to hedge the Fund from significant market declines that may occur over short periods of time. The value of an index put option generally increases as the underlying securities in the Fund decrease in price and decreases as those securities increase in price. The Adviser may also seek to enhance returns by writing (selling) out of the money call options tailored with exercise prices generally above the current market prices of stocks held in the Fund. As the seller of the call option, the Fund receives cash (the premium) from the purchaser7. The Adviser varies its hedging strategy and defensive positions across changing market cycles but has generally employed such strategies within the Fund since late 2014.

[1]	S&P 500 is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large cap universe, made up of companies selected by economists.
[2]	Put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time.
[3]	Maximum drawdown is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained.
[4]	Volatility is a measure of systematic risk of a security or a portfolio in comparison to the market as a whole.
[5]
Economic Value Added (EVA) is an estimate of a firm's economic profit - the value created in excess of the required return of the company's investors (shareholders and debt holders). Quite simply, EVA is the profit earned by the firm less the cost of financing the firm's capital. The idea is that value is created when the return on the firm's economic capital employed is greater than the cost of that capital. EVA® is a registered service mark of EVA Dimensions LLC.

[6]
A hurdle rate is the minimum rate of return on a project or investment required by a manager or investor. The hurdle rate denotes appropriate compensation for the level of risk present; riskier projects generally have higher hurdle rates than those that are deemed to be less risky.

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Centre American Select Equity Fund	Manager Commentary

September 30, 2017 (Unaudited)

Market Review & Outlook

As we reflect upon the equity market environment over the past year, we recognize that this stock bull market that began in 2009 continues to exhibit some unusual and conflicting characteristics relative to prior market cycles. There are five key observations that we deem as potentially problematic in allowing the bull market to continue but are not widely reported or discussed, even amongst professional investors and will concentrate our comments on these below.

Firstly, we have now seen an extended period of monetary accommodation by the Federal Reserve that has allowed a valuation multiple expansion period (2014‐2016) to continue as profits have recovered in 2017. Namely, business and stock market cycles typically witness a period of valuation multiple expansion when the Federal Reserve is reducing interest rates and earnings have yet to recover from a slowdown or recession as they did starting in late 2014, and then essentially pass the market driver baton off to earnings growth in an attempt to move the stock market higher. Normally, as profits recover, valuation multiples then contract or de‐rate in anticipation of a less accommodative Federal Reserve and the increasing demand for higher risk premiums as the profits cycle matures. Although stock prices can be pushed up by higher earnings or a rising price/earnings multiple, they normally do not occur simultaneously. Over the past one year however, not only have we seen profits recover but valuation multiples have moved higher, best illustrated by the price/earnings ratio8, moving from 21x to 23x for the average S&P 500 Index company9. The key issue to examine, at least in terms of the expected growth rate in future profits, in our view is whether the rebound in the price of oil and other commodities, which contributed to the overall earnings declines during 2015 and 2016, is a simple normalization or if there is a genuine broad‐based recovery that will persist and give credibility to the continued valuation multiple expansion. Stock prices are reflecting the latter with an implied growth rate of earnings of 12.5% in perpetuity for the equal weighted S&P 50010. Such a figure is normally associated with a broadly depressed earnings environment when the economy and profits are at a recessionary trough; not in the eighth year of economic expansion from the 2009 recession.

Secondly, as active bottom‐up fundamental analysts, we’re pleased to see that equity, sector, and style dispersion remains at cycle highs benefitting active stock selection and favoring a pragmatic, bottom‐up approach such as ours over thematic ones. Historically, the divide of growth versus value styles has been dependent on the relative performance at the sector level, namely technology and consumer growth stocks vis‐à‐vis financials and energy stocks in terms of price returns, respectively. Whilst the technology and consumer sectors tend to be more heterogeneous historically than financials and energy, we’ve seen that dispersion expand across all sectors, allowing for differentiation of winners and losers in an overall economic and market environment that remains sub‐par and is preventing all boats from rising.

Thirdly, one concern that we witness is the increase in passive investing dominance and how high frequency trading (“HFT”)11 may be creating an illusion of liquidity in equity markets, thus far untested in down markets. With this shift favoring passive investing comes an increasing volume of “uninformed” and “price‐only informed” versus fundamentally informed investors12. This is especially relevant given the current market environment, which we view as materially extended from a valuation perspective. Specifically, in analyzing prior market liquidity conditions during significant corrections and crashes, such as 1987 or 1929, what we observed was that trading volume increased exponentially as prices fell due to one main reason: uninformed investors as well as price‐only informed investors concluded that falling prices indicated a conviction by informed investors that something unknown but terrible must be happening so, as prices fell, it led them to sell reactively and prices to fall even further. In 1987 it was in the form of portfolio insurance programs, which only represented approximately 0.3% of equity investment funds that contributed to this accelerating liquidity in a down market and a similar story can be told about the 1929 crash, the only difference was that portfolio insurance hedging replaced stop‐loss orders.

[7]
A covered call is an options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium. A covered call is also known as a "buy-write".

[8]
Price/Earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings. The price/earnings ratio is also sometimes known as the price multiple or earnings multiple.

[9]	Source: Centre Asset Management, as of September 30, 2017.
[10]	Source: Centre Asset Management, as of September 30, 2017.
[11]
High frequency trading (HFT) is a program trading platform that uses powerful computers to transact a large number of orders at very fast speeds. It uses complex algorithms to analyze multiple markets and execute orders based on market conditions.

[12]	See Market Liquidity, Hedging, and Crashes, The American Economic Review, Vol. 80, No. 5, Gerard Gennotte; Hayne Leyland.

Annual Report | September 30, 2017	3

Centre American Select Equity Fund	Manager Commentary

September 30, 2017 (Unaudited)

Over the past decade, there has been unprecedented growth in passive and systematic strategies, each of which in many cases rely on momentum and asset volatility to determine the level of risk taking (e.g., volatility targeting, risk parity, trend following, option replication hedging, etc.). An emerging market correction of even modest amounts could prompt these strategies to programmatically sell into weakness. Also, in exchange market making, there has been a shift from human market makers, who are slower and deliberate, to programmatic liquidity that is faster and relies on volatility‐based value‐at‐risk models to quickly adjust the amount of risk taking. This trend strengthens momentum, in up and down markets, and reduces day‐to‐day volatility but increases the risk of major market disruptions such as the smaller ones we’ve witnessed already in May 2010, October 2014, August 2015, and January 2016. We fear that the next disruption will not bounce back as quickly now that the Federal Reserve seems to be moving away from its accommodative policies.

Fourthly, the prior vigilantism of the debt markets seems to have ceased to function due to unprecedented Central Bank activity and has impacted equity valuations as well. The best example being the fact that European High Yield Bond Indexes now have a lower yield than comparable maturity U.S. Treasury Bonds. Central Bank policies globally have distorted markets with many countries in Europe now having negative short‐term interest rates, a phenomenon never seen in recorded history. Another indication of how potentially flawed the global markets have become is reflected in the way central banks across the world are now buying stocks; the Swiss National Bank and Bank of Japan most publicly. In addition, many risk models today are relying upon a correlation regime that is counting on bonds to offset equity risk given the trading relationships of the major asset classes over the past two decades. Prior to this current relationship and for most of this century, except during the Great Depression in the 1930’s, stock and bond prices have moved together; again, unlike the inverse today and opposite of what’s happening now. Thus, stocks and bonds did not provide a material offset to one another in the case of declining prices during most of the past century when excluding the current period. We expect at the turning point of monetary accommodation – which appears to have begun, this assumption of bonds being able to offset equity risk will most likely fail. Such failure would increase risk substantially for most balanced and multi‐asset portfolios. In the next crisis therefore, bonds would likely not be able to offset equity losses (due to the current extraordinary low rates). Another risk miscalculation may be related to the use of volatility as the measure of portfolio risk. Currently, richly valued assets such as U.S. stocks have very low volatility, despite significant downside risk potential from a fundamental valuation perspective, and in our opinion nonsensically deemed lower risk by these models.

Lastly, we believe that the virtuous and essentially “cost‐less” debt financed stock buybacks and government deficits over this current market cycle, that began in 2009, have sown the seeds of earnings manipulation and complacency, and, most importantly, witnessed the re‐direction of cash flow usage away from productive assets. Furthermore, the evidence seems to support that corporations in the S&P 500 Index execute stock buybacks with an indifference to stock prices at best, or rather tied to price momentum at worst; evidenced by the fact that share repurchases virtually came to a halt broadly during the collapse in stock prices arising from the financial crisis in 2008 and 2009 as well as in the Energy and Materials sectors in 2015 and 2016.

Our quibble is not with companies who recognize that they must wisely contract and re‐direct their cash flow usage of their business after, in hindsight, a too aggressive period of expansion. Our focus is that since 2014, aggregate stock buybacks for the S&P 500 have exceeded free cash flow with the shortfall, plus whatever growth capital expenditures were made, financed with new borrowings leaving the debt to asset ratio for the average S&P 500 company the highest in modern times. This seems to have been mainly an attempt to water down the impact of executive stock compensation plans and make per share metrics look better, rather than expand and create productive assets as well as research and development whose cash flow would service the debt in the future. Call us at Centre old fashioned, but we believe borrowings should be used to invest, not leverage buybacks. More to the point, it seems irreconcilable to us that the stock market should simultaneously have a current market cycle high implied long term growth rate, or value of future growth, when there is a unprecedented re‐direction of cash flow usage away from productive assets that will support future growth.

Each of the concerns we raise above were partially or fully applicable for the past two years, yet the U.S. stock market has recorded significant advances, particularly since the 2016 Presidential election and despite no major legislative accomplishments or prospects for tangible tax reform or infrastructure spending that would alter the negative demographic impact to growth or alter the continuing productivity slide. In addition, the normal logic generally is that market corrections or bear markets are caused by the discounting of imminent recession, which in the post‐war era has been triggered by monetary tightening by the Federal Reserve as a means to fight inflation in the latter part of the business cycle. In the absence of inflation it seems unlikely that the Fed will kill this current expansion and, as they say, economic expansions don’t die of old age. All of this being said, to us the following are key risks to consider: a rise in U.S. interest rates (“pain” from debt burdens may be felt from much, much lower peak of rates) or a major debt event impacting all time low risk premiums (debt‐ceiling crisis, default by major borrower); a political or accounting‐driven event that triggers a re‐pricing of risk akin to 2002 with Enron and WorldCom; or a stock market correction/crash that contributes to recession reversing “normal” order of events. It is the last of these risks that gives us the most concern as it’s outside of the current orthodoxy of thinking and reflects the era of financialization of nearly every aspect of the U.S. economy. This is exacerbated by the fact that the excess of this cycle seems to be in stock buybacks that have no future utility whatsoever to contribute to economic growth or future debt service.

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Centre American Select Equity Fund	Manager Commentary

September 30, 2017 (Unaudited)

In light of these conditions, with risks creating what we deem to be a potentially dangerous backdrop for not only capital growth but capital preservation, we continue to emphasize a barbell of secular growth stocks with contrarian, opportunistic cyclical growth companies. In addition, we continue to employ tail‐hedges on the Fund’s underlying stock portfolio with deep out of the money protective put options as well as deep out of the money single stock covered call selling. So, despite our bottom‐up optimism for the companies owned currently by the Fund, we remain less enthusiastic about the prospects for capital gains in U.S. stocks as a whole than we have been in the past. Also, with capital protection from traditional diversification ebbing, we believe that our pragmatic large capitalization valuation sensitive growth and concentrated, high‐conviction approach to stock selection, with a cognizance of risk management that includes tactically implementing capital protective investments, seems positioned to perform well relative to less risk aware strategies.

Annual Report | September 30, 2017	5

Centre American Select Equity Fund	Manager Commentary

September 30, 2017 (Unaudited)

SECTOR WEIGHTINGS As a percentage of Net Assets

Information Technology	39.55%
Consumer Discretionary	24.26%
Energy	11.28%
Health Care	8.17%
Industrials	6.75%
Materials	3.16%
Consumer Staples	1.91%
Financials	1.81%
Real Estate	1.57%
Purchased Options	0.79%
Cash, Cash Equivalents, and Other	0.75%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2017

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for Investor Class shares, which have the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund's Investor Class versus the S&P 500® Total Return Index. Taxes on Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2017

	1 Month	3 Month	YTD	1 Year	3 Year Average Annualized	5 Year Average Annualized	Since Inception* Average Annualized
Centre American Select Equity Fund – Investor Class	1.40%	4.90%	17.57%	15.99%	7.94%	10.63%	12.29%
S&P 500® Total Return Index	2.06%	4.48%	14.24%	18.61%	10.81%	14.22%	15.42%
Centre American Select Equity Fund – Institutional Class	1.40%	4.82%	17.67%	16.20%	8.08%	–	8.23%
S&P 500® Total Return Index	2.06%	4.48%	14.24%	18.61%	10.81%	–	11.14%

*	Inception date of December 21, 2011 for Investor Class. Inception date of January 21, 2014 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The S&P 500® Total Return Index is a commonly recognized, market-capitalization weighted index of 500 widely held securities, designed to measure broad U.S. equity performance. You cannot invest directly in an index.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

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Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2017 (Unaudited)

Performance & Strategy Summary

For the one year period ended September 30, 2017, the Centre Active U.S. Treasury Fund Institutional Share Class delivered a total return of ‐2.87%; the Investor Share Class delivered a total return of ‐3.06%;  both in line with the total return of Intermediate  Term Treasury Bonds over the period.

Performance attribution in the Centre Active U.S. Treasury Fund’s portfolio reflects interest income combined with the effect of the active duration management decisions made by the Fund’s investment adviser (the “Adviser” or “we”) that impact capital gain or loss capture. As there are no corporate or mortgage related securities in the portfolio, there are no “spread” components to performance. Performance during the one year period ended September 30, 2017 reflects, to a large degree, the market duration “Neutral” call of our Interest Rate Scorecard1 investment discipline in November 2016.

In November, the Interest Rate Scorecard called for a market Neutral duration target due to softness in some labor market activity measurements, continued moderate inflation expectations, and higher valuations in the bond market indicating no clear direction for interest rate changes. As a result, the portfolio was positioned with a duration consistent with that of the Treasury market.  However, rates ratcheted upward sharply as investors sold bonds fearing that a Donald Trump presidency, in combination with a Republican Party controlled Congress, would spur real growth through tax and regulatory policy reform as well as infrastructure spending. Based upon history, accelerated real growth should produce an increased demand for credit putting upward pressure on rates along with a potentially higher inflation outlook. As a consequence, our portfolio performance suffered along with the overall Treasury market. While the outlook in November was largely neutral, the Scorecard in general was cautious over the last twelve months, targeting duration2 at zero to one‐half that of the U.S. Treasury market’s.

The Fund’s investment objective is to maximize total return through capital appreciation and current income. The Fund pursues this objective by using an active interest rate risk management strategy. In other words, when interest rates are expected to decline, the Fund extends duration and when interest rates are expected to rise, the Fund shortens duration. The portfolio’s duration is adjusted based on a monthly assessment of the likely change in interest rates. Our fundamentally‐driven active duration management strategy seeks the potential for capital appreciation and/or preservation in variable interest rate environments by utilizing U.S. Treasury securities including bills, notes, bonds, inflation protected securities (TIPS), cash equivalents and, in certain market environments, futures contracts on U.S. Treasury Notes and Bonds.

The Centre Active U.S. Treasury Fund is intended to serve as a tactical (long, short or neutral duration relative to that of the Treasury market) fixed income investment by managing market exposure to achieve performance (i.e., managing interest rate beta3 to achieve alpha4). Over time, it is intended to provide the same yield as the Treasury market with attractive diversification benefits given the underlying core portfolio of fixed income yielding bonds. In addition to its capital appreciation and current income generation objectives, the strategy is designed to accommodate both systematic and unforeseen cash needs, given the liquidity of the Treasury market. Furthermore, the utilization of Treasury securities within asset allocation is designed to provide attractive diversification properties, as the correlation between Treasury market returns and those of the U.S. equity market has historically been negative during recession related “bear” equity markets, particularly over the previous two decades.  The Fund’s investment discipline is designed to identify the risks and opportunities of trends and short term deviations from those trends in interest rate behavior by incorporating the Federal Reserve’s (“Fed”) policies, measures of real growth, inflation expectations, and market valuations. The Fund’s investment discipline is intended to preserve capital in periods of significant rate increases by decreasing the portfolio duration and provide the flexibility to extend portfolio duration when rates are likely to decline.

Market Review & Outlook

Over the long run, interest rate behavior primarily reflects real economic growth, investors’ inflation expectations or concerns, monetary policy, and bond market valuations. However, in short time periods, fundamentals can be overwhelmed by investors’ fear or euphoria. After the presidential election the yield on the 10‐year U.S. Treasury Note, the benchmark for the U.S. fixed income marketplace, increased by roughly 100 basis points5 based on the belief that the economy could return to its former glory days in terms of real growth and break out of its stagnant, “New Normal”6 shackles.  However, as the realities of the delays associated with the prioritizing of political goals, defining policy proposals, and getting them through Congress became apparent, rates moved lower and reversed part of the November sell‐off in bond prices. Rate behavior in the period also reflected concerns about the geopolitical situation, particularly in North Korea. As a result of these factors, rates fluctuated generally between 2.2% and 2.4% during the one year period ended September 30, 2017, although the 10‐year yield briefly dipped below 2.1% at the height of political concerns and reflected the flight of capital to the global safe haven asset, U.S. Treasury Bonds.

[1]
Interest Rate ScorecardSM (or Scorecard) is a proprietary fact based discipline that involves the review and adjustments of the portfolio’s targeted duration in light of changing economic conditions and bond market valuations.

[2]	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.
[3]
Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

[4]
Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

[5]
Basis point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

[6]	The “New Normal” is a business term referring to economic conditions following the 2007–2012 financial crisis.

Annual Report | September 30, 2017	7

Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2017 (Unaudited)

Our view is that over the next few years ‐ barring recession and exogenous shocks to the economy ‐ steady real growth in the U.S. economy the waning of factors exerting downward pressure on inflation (such as foreign labor costs), and continued monetary policy normalization should push interest rates higher. As of now, the U.S. economy continues to be in an expansionary state and is entering the ninth year of economic recovery. Labor market activity is strong and has positive momentum which has taken the unemployment rate below the level that is sustainable over time based on history. Labor market strength is confirmed by the Non‐Employment Index7, a measure designed to answer critiques of the “official” unemployment rate by evaluating the likelihood of a return to the labor force by those no longer counted as active job seekers.  Additionally, research on “informal work hours” is consistent with the argument that the labor market slack created during the Great Recession has been eliminated. The Federal Open Market Committee (“FOMC”) members are expecting real growth of 1.9%‐2.1%, slightly above current estimates of the U.S. economy’s growth potential. According to the Survey of Professional Forecasters from the Philadelphia Federal Reserve Bank, real growth over the next two years is projected to be even higher, at 2.2%‐2.4%.  Survey participants have also materially reduced their estimates of experiencing negative growth in any quarter out through the third quarter of 2018. We believe that real growth will be higher than projections from both the FOMC and professional forecasters, and will likely be in the 2.75%‐3.0% range starting in 2019. Our outlook assumes that the current regulatory environment will become more pro‐growth through legislative action or executive orders, the current tax structure will be simplified with increased incentives to work and invest, infrastructure spending to support growth will take place, and that further educational attainment, focusing on problem solving and critical thinking, will be achieved.

While inflation has run below the desired 2% target of the FOMC, the shortfall appears attributable to transitory factors. The Fed’s 2% target is expected to be reached over the next two years as Chairwoman Janet Yellen has indicated in various speeches and testimonies before Congress a willingness to let the labor market “overheat” and allow inflation to move above 2% for a temporary period. As a result of continued real growth and inflation at or above target, the FOMC will likely increase the target for the Federal Funds Rate at least one more time before December 31, 2017. FOMC policy makers believe the Federal Funds Rate will average 2.1% for all of 2018 and reach an average level of about 3% in 2019. Analysis at the Cleveland Federal Reserve Bank “Seven Simple Monetary Policy Rules” indicates a median value of the Federal Funds Rate of 2.24% in the third quarter of 2018 with a rate of 2.43% by the third quarter of 2019. Additionally, research on the Natural Rate (or “r*” as it has become known) by San Francisco Federal Reserve Bank President John Williams and others indicates an equilibrium funds rate of 2.5% based on full employment and target rate inflation suggesting the Federal Funds Rate will be increased five more times (assuming 0.25% moves) within eighteen to twenty‐four months. In all likelihood, the Federal Funds target rate will be increased by a greater amount should one or more of these five events or assumptions occur. Historically, the FOMC’s decision process has displayed an inertia that leads to a number of small target increases initially with larger ones later as policy makers realize that both the unemployment rate and the inflation rate have exceeded their sustainable unemployment or desired inflation goals.  As unemployment has already reached below NAIRU8 and inflation concerns seem to reflect transitory and temporary factors, the tendency for policy to lag behind seems more probable. As a result, we believe target rate increases of 50‐75 basis points9 will occur at least once or twice before December 31, 2019.

FOMC members seem confident that current policy remains accommodative and that the continued normalization of the target for the Federal Funds Rate and the beginning of the normalization process of the Federal Reserve’s Balance Sheet remain appropriate policy goals. Several researchers both in the Federal Reserve system and in academia have hypothesized that Quantitative Easing10 (“QE”) has reduced longer term yields by a little less than 1%. Therefore, unwinding the balance sheet may put upward pressure on longer term yields by a similar level. Historically, the spread between the 10‐year yield and the funds rate has been 150 basis points. A 2.5% funds rate would be consistent with a 4% 10‐year yield. Williams has suggested that a 1% spread may put the 10‐year rate at 3.5%. According to Federal Reserve Board Governor Lael Brainard, the term premia on longer term rates (currently well below average) would move higher by 40 basis points even if short term rates were stable after the balance sheet normalization got in full swing.   These various arguments place the 10‐year rate between 2.75% and 3.75% over the next twelve months. Given our growth expectations and the tendency of policy makers to foster overshooting of the unemployment and inflation rate targets – based on history, our view is that rates will actually break through the 4% level before December 31, 2018. Further, as it is unclear how the aging of the population will impact investors’ overall willingness to take on risk in order to gain return and the desire to save rather than spend, the long‐run average risk premium demanded by investors is our best estimate. This should put the yield on the 10‐year Treasury 1.5% above the Federal Funds Rate on average.

[7]
The Non-Employment Index is an alternative measure of the labor utilization that accounts for all non-employed individuals, distinguishing between groups like short-term versus long-term unemployed, discouraged workers, retirees, and disabled individuals, and adjusting for how likely each is to transition to employment.

[8]	“NAIRU,” or non-accelerating inflation rate of unemployment, refers to a level of unemployment below which inflation rises.
[9]
A basis point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

[10]
Quantitative Easing is an unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

8	centrefunds.com

Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2017 (Unaudited)

Risks to the interest rate forecasts described above are more likely to the upside than the downside. In fact, FOMC participants are currently placing greater weight on the upside risks to both their real growth and inflation projections than was the case in March. Like stock prices, rates tend to overshoot the level indicated by the fundamentals.  Additionally, the Federal Reserve has never achieved a “soft‐landing” in reaching its dual mandate of full employment and price stability, which is currently defined as an inflation rate of 2% and an unemployment rate roughly where it stands today. This may be even less probable given the expressed willingness to breach the 2% target by a “small amount” for a “temporary period” as neither “small” nor “temporary” were well specified. Once currently well anchored inflationary expectations break free, actual inflation could spike higher, creating a vicious cycle as business and household expectations become embodied in pricing and spending decisions. Additionally, continued progress of rolling back on the regulatory front vastly expanded under President Obama could create a more favorable climate for business and accelerate the pace of hiring and investment for plant and equipment. Furthermore, if investors become convinced that tax simplification and restructuring as well as growth facilitating infrastructure spending will occur, in addition to an improved regulatory environment, rates could again spike higher. Longer term, yields will likely settle in the 5%‐6% range if our expectations for real growth are realized and inflation, after a period of overshooting, settles at the Fed’s 2% target. If this is true, we think investors will cause rates to move into this range sooner rather than later.

Moving forward, the inflation rate and real growth and, as a result, interest rate levels will reflect political, economic, and demographic related issues more so than monetary policy. Real growth projections based on the “New Normal” for the U.S. economy from the San Francisco Federal Reserve Bank are in the range of 1.5%‐1.75% while the Congressional Budget Office (CBO) is projecting a 1.8% real growth through 2027. The arguments that form the basis for this significantly slower pace of growth relative to the 20th century average of around 3.0%‐3.25% revolve around a reduced rate of technological advancement, less contribution from education, and slower growth in the labor force.  In “The Rise and Fall of American Growth”, Robert Gordon argues that the technology related ideas of today are much less dramatic in their growth impact than the innovations of the past, such as the steam engine. John Fernald of the San Francisco Federal Reserve Bank projects productivity growth in line with its “pace for most of the period since 1973” of about 1%. He assumes that any contribution from educational attainment (increased human capital) has “plateaued” and that capital “deepening” (increased capital per worker) will not spur labor productivity dramatically.  The arguments for a reduced rate of growth in the future point to a slowing pace of labor force growth, which in turn reflects both slower population growth and the retirement of the “baby boomers”.

Regardless of the eventual outcomes for growth and inflation rates, there is nothing in this debate to suggest that the business cycle has been tamed out of existence or that it will not be exacerbated by monetary policy, either conventional or unconventional, as has been true in the past. In fact, some suggest that business cycles may occur more frequently and potentially be of greater downside magnitude if a lower real Federal Funds Rate, consistent with slower trend growth, limits the Fed’s ability to stimulate growth through conventional monetary policy. If true, this would increase opportunities to benefit from the eventual cyclical decline as policy makers move in to rein in accelerating inflation. If, on the other hand, real growth reverts toward its 20th  century norm, there will be a great need to protect portfolio value against rising rates near term, but with an opportunity to benefit from the eventual cyclical decline as policy makers move in to rein in accelerating inflation. So, going forward, rate behavior seems most likely continue to be cyclical in nature and jagged or violent in pattern as both market participants and policy makers react and overreact to the impacts of changing economic conditions. The Interest Rate Scorecard is intended to anticipate rate moves and adjust portfolio duration tactically for the benefit of shareholders of the Centre Active U.S. Treasury Fund by taking advantage of rate declines and shielding value against rate increases.

Annual Report | September 30, 2017	9

Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2017 (Unaudited)

ASSET TYPE WEIGHTINGS
As a percentage of Net Assets

U.S. Treasury Bonds	72.78%
U.S. Treasury Notes	14.38%
Cash, Cash Equivalents, and Other	12.84%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2017

This line graph assumes an initial investment of $10,000 at January 21, 2014, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the Bloomberg Barclays U.S. Treasury Index. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2017

	1 Month	3 Month	YTD	1 Year	3 Year	Since Inception (January 21, 2014)Average Annualized
Centre Active U.S. Treasury Fund – Investor Class	0.03%	0.26%	0.80%	‐3.06%	0.59%	0.67%
Centre Active U.S. Treasury Fund – Institutional Class	‐0.05%	0.32%	0.89%	‐2.87%	0.83%	0.92%
Bloomberg Barclays U.S. Treasury Index	‐0.86%	0.38%	2.26%	‐1.67%	2.03%	2.28%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Bloomberg Barclays U.S. Treasury Index – includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting. You cannot invest directly into an index.

10	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Manager Commentary

September 30, 2017 (Unaudited)

Performance & Strategy Summary

For the one year period ended September 30, 2017, the Centre Active U.S. Tax Exempt Fund Institutional Share Class delivered a total return of ‐0.86%; the Investor Share Class delivered a total return of ‐1.11%; both slightly lower than the total return of Intermediate Term Municipal Bonds over the period.

Performance attribution in the Centre Active U.S. Tax Exempt Fund’s portfolio reflects interest income combined with the effect of the active duration management  decisions made by the Fund’s investment  adviser (the “Adviser” or “we”) that impact capital gain or loss capture. Performance during the one year period ended September 30, 2017 reflects, to a large degree, the market duration “Neutral” call of our Interest Rate Scorecard1 investment discipline in November 2016.

In November, the Interest Rate Scorecard called for a market Neutral duration target due to softness in some labor market activity measurements, continued moderate inflation expectations, and higher valuations in the bond market indicating no clear direction for interest rate changes. As a result, the portfolio was positioned with a duration consistent with that of the municipal bond market in order to generate a total return from the portfolio’s current yield. However, rates ratcheted upward sharply as investors sold bonds fearing that a Donald Trump presidency, in combination with a Republican Party controlled Congress, would spur real growth through tax and regulatory policy reform as well as infrastructure spending. Based upon history, accelerated real growth should produce an increased demand for credit putting upward pressure on rates along with a potentially higher inflation outlook. As a consequence, our portfolio performance suffered along with the overall municipal bond market. While the outlook in November was largely neutral, the Scorecard in general was cautious over the last twelve months, targeting duration2 at zero to one‐half that of the municipal bond market’s.

The Fund’s investment objective is to maximize total return through capital appreciation and current income exempt from federal income tax. The Fund pursues this objective through investment in a portfolio consisting primarily of federally tax exempt securities of state and local governments in the U.S. and their political subdivisions, agencies and instrumentalities. We attempt to preserve principal and to enhance return by adjusting the Fund’s portfolio duration, which is its sensitivity to interest rate changes. In other words, when interest rates are expected to decline, the Fund extends duration and when interest rates are expected to rise, the Fund shortens duration. The portfolio’s duration is adjusted based on a monthly assessment of the likely change in interest rates.

The Fund’s portfolio has a strong orientation toward high quality rated municipal securities. This orientation allows the Adviser to better manage credit spread risk3 and to facilitate duration management through the use of U.S. Treasury based futures contracts. We also maintain a high quality bias in an effort to avoid losses from price declines associated with credit downgrades or outright defaults. This quality bias has generally kept us out of hospital and airport related issues and out of the issues of many of the states with the largest debt issuance. Many of these states have been plagued with a loss of tax revenue as both businesses and individuals have moved to states with lower tax rates, less regulatory involvement in business activity and where tort reform has taken place or litigation rates are lower. Many of these larger debt issuance states also face significant problems with the underfunded status of their pension and health care obligations. Additionally, the strong quality bias has kept the portfolio from investing in debt associated with Puerto Rico despite the triple tax‐exempt status of such debt. Recently, Puerto Rico debt traded at around one‐third of its face value highlighting the pitfall of reaching for yield by lessening portfolio quality.

Our fundamentally‐driven active duration management includes, in certain market environments,  using futures contracts on U.S. Treasury securities. These contracts are exchange traded, backed by cash collateral, liquid with minimal transaction charges, and have been used in risk management. Additionally, they currently receive favorable capital gains tax treatment. As a result, we believe Treasury based futures provide a low cost tax‐advantaged means of managing interest rate risk, leaving the Fund’s core municipal security holdings in place to generate income exempt from Federal income taxes. The performance of the Fund is intended to reflect this income as well as any change in value experienced by our duration adjustments. Our goal is to provide a tax‐advantaged cash flow for investors with a contribution to meeting investors’ goals for wealth accumulation through our focus on total returns. The Fund’s investment discipline is intended to preserve capital in periods of significant rate increases by decreasing the portfolio duration and provide the flexibility to extend portfolio duration when rates are likely to decline.

Market Review & Outlook

Over the long run, interest rate behavior primarily reflects real economic growth, investors’ inflation expectations or concerns, monetary policy, and bond market valuations. However, in short time periods, fundamentals can be overwhelmed by investors’ fear or euphoria. After the presidential election the yield on the 10‐year U.S. Treasury Note, the benchmark for the U.S. fixed income marketplace, increased by roughly 100 basis points4 based on the belief that the economy could return to its former glory days in terms of real growth and break out of its stagnant, “New Normal”5 shackles.  However, as the realities of the delays associated with the prioritizing of political goals, defining policy proposals, and getting them through Congress became apparent, rates moved lower and reversed part of the November sell‐off in bond prices. Rate behavior in the period also reflected concerns about the geopolitical situation, particularly in North Korea. As a result of these factors, rates fluctuated generally between 2.2% and 2.4% during the one year period ended September 30, 2017, although the 10‐year yield briefly dipped below 2.1% at the height of political concerns and reflected the flight of capital to the global safe haven asset, U.S. Treasury Bonds.

[1]
Interest Rate ScorecardSM (or Scorecard) is a proprietary fact based discipline that involves the review and adjustments of the portfolio’s targeted duration in light of changing economic conditions and bond market valuations.

[2]	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.
[3]
Credit spread risk arises from the possibility that changes in credit spreads will affect the value of financial instruments. Credit spreads represent the credit risk premiums required by market participants for a given credit quality.

Annual Report | September 30, 2017	11

Centre Active U.S. Tax Exempt Fund	Manager Commentary

September 30, 2017 (Unaudited)

Our view is that over the next few years ‐ barring recession and exogenous shocks to the economy ‐ steady real growth in the U.S. economy, the waning of factors exerting downward pressure on inflation such as foreign labor costs, and continued monetary policy normalization should push interest rates higher. As of now, the U.S. economy continues to be in an expansionary state and is entering the ninth year of economic recovery. Labor market activity is strong and has positive momentum which has taken the unemployment rate below the level that is sustainable over time based on history. Labor market strength is confirmed by the Non‐Employment Index6, a measure designed to answer critiques of the “official” unemployment rate by evaluating the likelihood of a return to the labor force by those no longer counted as active job seekers.  Additionally, research on “informal work hours” is consistent with the argument that the labor market slack created during the Great Recession has been eliminated. The Federal Open Market Committee (“FOMC”) members are expecting real growth of 1.9%‐2.1%, slightly above current estimates of the U.S. economy’s growth potential. According to the Survey of Professional Forecasters from the Philadelphia Federal Reserve Bank, real growth over the next two years is projected to be even higher, at 2.2%‐2.4%.  Survey participants have also materially reduced their estimates of experiencing negative growth in any quarter out through the third quarter of 2018. We believe that real growth will be higher than projections from both the FOMC and Professional Forecasters, and will likely be in the 2.75%‐3.0% range starting in 2019. Our outlook assumes that the current regulatory environment will become more pro‐growth through legislative action or executive orders, the current tax structure will be simplified with increased incentives to work and invest, infrastructure spending to support growth will take place, and that further educational attainment, focusing on problem solving and critical thinking, will be achieved.

While inflation has run below the desired 2% target of the FOMC, the shortfall appears attributable to transitory factors. The Fed’s 2% target is expected to be reached over the next two years as Chairwoman Janet Yellen has indicated in various speeches and testimonies before Congress a willingness to let the labor market “overheat” and allow inflation to move above 2% for a temporary period. As a result of continued real growth and inflation at or above target, the FOMC will likely increase the target for the Federal Funds Rate at least one more time before December 31, 2017. FOMC policy makers believe the Federal Funds Rate will average 2.1% for all of 2018 and reach an average level of about 3% in 2019. Analysis at the Cleveland Federal Reserve Bank “Seven Simple Monetary Policy Rules” indicates a median value of the Federal Funds Rate of 2.24% in the third quarter of 2018 with a rate of 2.43% by the third quarter of 2019. Additionally, research on the Natural Rate (or “r*” as it has become known) by San Francisco Federal Reserve Bank President John Williams and others indicates an equilibrium funds rate of 2.5% based on full employment and target rate inflation suggesting the Federal funds rate will be increased five more times (assuming 0.25% moves) within eighteen to twenty‐four months.  In all likelihood, the Federal Funds target rate will be increased by a greater amount should one or more of these five events or assumptions occur. Historically, the FOMC’s decision process has displayed an inertia that leads to a number of small target increases initially with larger ones later as policy makers realize that both the unemployment rate and the inflation rate have exceeded their sustainable unemployment or desired inflation goals.  As unemployment has already reached below NAIRU and inflation concerns seem to reflect transitory and temporary factors, the tendency for policy to lag behind seems more probable. As a result, we believe target rate increases of 50‐75 basis points will occur at least once or twice before December 31, 2019.

FOMC members seem confident that current policy remains accommodative and that the continued normalization of the target for the Federal Funds Rate and the beginning of the normalization process of the Federal Reserve’s Balance Sheet remain appropriate policy goals. Several researchers both in the Federal Reserve system and in academia have hypothesized that Quantitative Easing7 (“QE”) has reduced longer term yields by a little less than 1%. Therefore, unwinding the balance sheet may put upward pressure on longer term yields by a similar level. Historically, the spread between the 10‐year yield and the funds rate has been 150 basis points. A 2.5% funds rate would be consistent with a 4% 10‐year yield. Williams has suggested that a 1% spread may put the 10‐year rate at 3.5%. According to Federal Reserve Board Governor Lael Brainard, the term premia on longer term rates (currently well below average) would move higher by 40 basis points even if short term rates were stable after the balance sheet normalization got in full swing.   These various arguments place the 10‐year rate between 2.75% and 3.75% over the next twelve months. Given our growth expectations and the tendency of policy makers to foster overshooting of the unemployment and inflation rate targets – based on history, our view is that rates will actually break through the 4% level before December 31, 2018. Further, as it is unclear how the aging of the population will impact investors’ overall willingness to take on risk in order to gain return and the desire to save rather than spend, the long‐run average risk premium demanded by investors is our best estimate. This should put the yield on the 10‐year Treasury 1.5% above the Federal Funds Rate on average.

[4]
A basis point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

[5]	The “New Normal” is a business term referring to economic conditions following the 2007–2012 financial crisis.
[6]
The Non-Employment Index is an alternative measure of the labor utilization that accounts for all non-employed individuals, distinguishing between groups like short-term versus long-term unemployed, discouraged workers, retirees, and disabled individuals, and adjusting for how likely each is to transition to employment.

[7]
Quantitative Easing is an unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

12	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Manager Commentary

September 30, 2017 (Unaudited)

Risks to the interest rate forecasts described above are more likely to the upside than the downside. In fact, FOMC participants are currently placing greater weight on the upside risks to both their real growth and inflation projections than was the case in March. Like stock prices, rates tend to overshoot the level indicated by the fundamentals.  Additionally, the Federal Reserve has never achieved a “soft‐landing” in reaching its dual mandate of full employment and price stability, which is currently defined as an inflation rate of 2% and an unemployment rate roughly where it stands today.  This may be even less probable given the expressed willingness to breach the 2% target by a “small amount” for a “temporary period” as neither “small” nor “temporary” were well specified. Once currently well anchored inflationary expectations break free, actual inflation could spike higher, creating a vicious cycle as business and household expectations become embodied in pricing and spending decisions.

Additionally, continued progress of rolling back on the regulatory front vastly expanded under President Obama could create a more favorable climate for business and accelerate the pace of hiring and investment for plant and equipment. Furthermore, if investors become convinced that tax simplification and restructuring as well as growth facilitating infrastructure spending will occur, in addition to an improved regulatory environment, rates could again spike higher. Longer term, yields will likely settle in the 5%‐6% range if our expectations for real growth are realized and inflation, after a period of overshooting, settles at the Fed’s 2% target. If this is true, we think investors will cause rates to move into this range sooner rather than later.

Moving forward, the inflation rate and real growth and, as a result, interest rate levels will reflect political, economic, and demographic related issues more so than monetary policy. Real growth projections based on the “New Normal” for the U.S. economy from the San Francisco Federal Reserve Bank are in the range of 1.5%‐1.75% while the Congressional Budget Office (CBO) is projecting a 1.8% real growth through 2027. The arguments that form the basis for this significantly slower pace of growth relative to the 20th century average of around 3.0%‐3.25% revolve around a reduced rate of technological advancement, less contribution from education, and slower growth in the labor force.  In “The Rise and Fall of American Growth”, Robert Gordon argues that the technology related ideas of today are much less dramatic in their growth impact than the innovations of the past, such as the steam engine. John Fernald of the San Francisco Federal Reserve Bank projects productivity growth in line with its “pace for most of the period since 1973” of about 1%. He assumes that any contribution from educational attainment (increased human capital) has “plateaued” and that capital “deepening” (increased capital per worker) will not spur labor productivity dramatically.  The arguments for a reduced rate of growth in the future point to the slowing pace of labor force growth, which in turn reflects both slower population growth and the retirement of the “baby boomers”.

Regardless of the eventual outcomes for growth, inflation, and rates, there is nothing in this debate to suggest that the business cycle has been tamed out of existence or that it will not be exacerbated by monetary policy, either conventional or unconventional, as has been true in the past. In fact, some suggest that business cycles may occur more frequently and potentially be of greater downside magnitude if a lower real Federal Funds Rate, consistent with slower trend growth, limits the Fed’s ability to stimulate growth through conventional monetary policy. If true, this would increase opportunities to benefit from the eventual cyclical decline as policy makers move in to rein in accelerating inflation. If, on the other hand, real growth reverts toward its 20th  century norm, there will be a great need to protect portfolio value against rising rates near term, but with an opportunity to benefit from the eventual cyclical decline as policy makers move in to rein in accelerating inflation. So, going forward, rate behavior seems most likely continue to be cyclical in nature and jagged or violent in pattern as both market participants and policy makers react and overreact to the impacts of changing economic conditions. The Interest Rate Scorecard is intended to anticipate rate moves and adjust portfolio duration tactically for the benefit of shareholders of the Centre Active U.S. Tax Exempt Fund by taking advantage of rate declines and shielding value against rate increases.

Beyond the ongoing cyclical considerations addressed through the use of the Interest Rate Scorecard, there are proposed tax measures that bear watching. It has recently been proposed that tax simplification should involve eliminating the tax benefits currently afforded to investors by holding state and local debt. Such a move would clearly have a major negative economic impact on states and municipalities with high tax rates. As a result, it would seem likely that there would be some allowance, perhaps with deductibility based on an individual’s income, made to lessen the negative economic impact. Given the significant quality bias of our portfolio, we do not own the debt of those entities likely to be the most negatively impacted. However, any actions on the tax‐benefit front will obviously have to be evaluated as they become better specified and more likely to be enacted.

Annual Report | September 30, 2017	13

Centre Active U.S. Tax Exempt Fund	Manager Commentary

September 30, 2017 (Unaudited)

SECTOR WEIGHTINGS
As a percentage of Net Assets

General Obligation	60.93%
Prerefunded Issues	18.40%
Revenue Bonds	13.31%
Cash, Cash Equivalents, and Other	7.36%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2017

This line graph assumes an initial investment of $10,000 at September 30, 2007, and that any dividends and distributions are reinvested. The Fund’s performance returns quoted for periods prior to March 18, 2015 is that of Managed Municipal Fund, Inc. (the “Predecessor Fund”), which was reorganized into the Fund on March 17, 2015. Prior there to, the Predecessor Fund was managed by International Strategy & Investment Inc. This graph depicts the performance of the Fund versus the Bloomberg Barclays Prerefunded Municipal Bond Index and the Bloomberg Barclays U.S. Municipal Index. Unlike the Fund, an index is not available for investment and is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2017

	1 Month	3 Month	YTD	1 Year	3 Year Average Annualized	5 Year Average Annualized	10 Year Average Annualized	Since Inception* Average Annualized
Centre Active U.S. Tax Exempt Fund – Investor	‐0.26%	0.45%	2.22%	‐1.11%	1.24%	0.92%	2.74%	4.50%
Bloomberg Barclays Prerefunded Municipal Bond Index	‐0.33%	0.38%	1.92%	0.94%	1.02%	1.02%	2.60%	2.12%
Bloomberg Barclays U.S. Municipal Index	‐0.51%	1.06%	4.66%	0.87%	3.19%	3.01%	4.52%	5.79%
Centre Active U.S. Tax Exempt Fund –Institutional	‐0.24%	0.52%	2.42%	‐0.86%	1.50%	1.04%	–	2.01%
Bloomberg Barclays Prerefunded Municipal Bond Index	‐0.33%	0.38%	1.92%	0.94%	1.02%	1.02%	–	1.41%
Bloomberg Barclays U.S. Municipal Index	‐0.51%	1.06%	4.66%	0.87%	3.19%	3.01%	–	5.79%

*
Inception date of February 26, 1990 for Investor Class. Inception date of October 7, 2010 for Institutional Class. The Predecessor  Fund, which was managed by International Strategy & Investment Inc., was reorganized into the Centre Active U.S. Tax Exempt Fund on March 17, 2015. Centre Asset Management, LLC has been the Fund’s investment adviser since March 18, 2015.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Bloomberg Barclays U.S. Municipal Index is an index that represents average market-weighted performance of general obligations securities that have been issued in the last five years with maturities greater than one year.

Bloomberg Barclays Prerefunded Municipal Index is intended to track the overall performance of the U.S. dollar denominated pre-refunded or escrowed-to-maturity tax-exempt bond market.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

14	centrefunds.com

Centre Funds	Disclosure of Fund Expenses

September 30, 2017 (Unaudited)

Example. As a shareholder of a series of Centre Funds (each series, a “Fund” and together, the “Funds”), you will incur two types of costs: (1) transaction costs, including any applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b‐1) fees (if applicable) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2017 and held through September 30, 2017.

Actual Expenses. The first line under each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period 04/01/2017 – 09/30/2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the second line under each class of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Expense Ratio(a)	Expenses Paid During Period 4/1/2017-9/30/2017 (b)
Centre American Select Equity Fund Investor Class
Actual	$1,000.00	$1,086.60	1.05%	$5.49
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	1.05%	$5.32
Institutional Class
Actual	$1,000.00	$1,086.60	0.95%	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.95%	$4.81
Centre Active U.S. Treasury Fund
Investor Class
Actual	$1,000.00	$1,004.40	0.85%	$4.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
Institutional Class
Actual	$1,000.00	$1,005.70	0.60%	$3.02
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
Centre Active U.S. Tax Exempt Fund
Investor Class
Actual	$1,000.00	$1,013.30	0.95%	$4.79
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.95%	$4.81
Institutional Class
Actual	$1,000.00	$1,014.70	0.70%	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses less any waivers/reimbursements.
(b)
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

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Centre American Select Equity Fund	Schedule of Investments

September 30, 2017

	Shares	Value
COMMON STOCKS (98.46%) Consumer Discretionary (24.26%)
Auto Components (2.03%)
BorgWarner, Inc.	50,000	$2,561,500

Hotels, Restaurants & Leisure (3.93%)
MGM Resorts International	51,000	1,662,090
Starbucks Corp.	27,090	1,455,004
Wyndham Worldwide Corp.	17,520	1,846,783
		4,963,877
Internet & Catalog Retail (3.22%)
Amazon.com, Inc.(a)	4,230	4,066,510

Internet & Direct Marketing Retail (2.48%)
Netflix, Inc.(a)	17,280	3,133,728

Media (2.52%)
Comcast Corp., Class A	82,640	3,179,987

Multiline Retail (2.66%)
Dollar Tree, Inc.(a)	21,830	1,895,281
Kohl's Corp.	32,170	1,468,560
		3,363,841

Specialty Retail (3.62%)
The Gap, Inc.	83,200	2,456,896
The Home Depot, Inc.	12,987	2,124,154
		4,581,050

Textiles, Apparel & Luxury Goods (3.80%)
Coach, Inc.	63,350	2,551,738
Ralph Lauren Corp.	25,540	2,254,927
		4,806,665
Total Consumer Discretionary		30,657,158

Consumer Staples (1.91%)
Food Products (1.91%)
Archer-Daniels-Midland Co.	56,800	2,414,568

Total Consumer Staples		2,414,568

Energy (11.28%)
Oil, Gas & Consumable Fuels (11.28%)
Cabot Oil & Gas Corp.	111,750	2,989,312
Devon Energy Corp.	73,000	2,679,830
EQT Corp.	47,960	3,128,910
Exxon Mobil Corp.	41,070	3,366,919
Suncor Energy, Inc.	59,530	2,085,336
		14,250,307
Total Energy		14,250,307

Financials (1.81%)
Banks (1.81%)
Bank of America Corp.	90,470	2,292,510

Total Financials		2,292,510

	Shares	Value
Health Care (8.17%)
Biotechnology (1.50%)
Celgene Corp.(a)	12,960	$1,889,827

Health Care Providers & Services (3.68%)
UnitedHealth Group, Inc.	23,780	4,657,313

Pharmaceuticals (2.99%)
Johnson & Johnson	29,110	3,784,591

Total Health Care		10,331,731

Industrials (6.75%)
Aerospace & Defense (2.22%)
Raytheon Co.	15,000	2,798,700

Construction & Engineering (2.27%)
Quanta Services, Inc.(a)	76,900	2,873,753

Machinery (2.26%)
Parker‐Hannifin Corp.	16,330	2,858,077

Total Industrials		8,530,530

Information Technology (39.55%)
Electronic Equipment & Instruments (1.76%)
Corning, Inc.	74,510	2,229,339

Internet Software & Services (11.29%)
Alphabet, Inc., Class A(a)	4,080	3,972,778
Alphabet, Inc., Class C(a)	4,065	3,898,782
Facebook, Inc., Class A(a)	37,460	6,400,790
		14,272,350
Semiconductors & Semiconductor Equipment (7.99%)
Applied Materials, Inc.	51,960	2,706,597
Microchip Technology, Inc.	25,250	2,266,945
NVIDIA Corp.	28,660	5,123,548
		10,097,090
Software (10.59%)
Activision Blizzard, Inc.	44,450	2,867,470
Adobe Systems, Inc.(a)	26,870	4,008,467
Microsoft Corp.	87,317	6,504,243
		13,380,180
Technology Hardware, Storage & Equipment (7.92%)
Apple, Inc.	49,928	7,694,903
Western Digital Corp.	26,720	2,308,608
		10,003,511
Total Information Technology		49,982,470

Materials (3.16%)
Metals & Mining (3.16%)
Barrick Gold Corp.	150,000	2,413,500
Freeport‐McMoRan, Inc.(a)	112,720	1,582,589
		3,996,089
Total Materials		3,996,089

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Centre American Select Equity Fund	Schedule of Investments

September 30, 2017

	Shares	Value
Real Estate (1.57%)
Real Estate Management& Development (1.57%)
CBRE Group, Inc., Class A(a)	52,230	$1,978,473

Total Real Estate		1,978,473

TOTAL COMMON STOCKS (Cost $81,869,759)		124,433,836

Expiration Date	Exercise Price	Contracts	Notional Value	Value
PURCHASED OPTIONS (0.79%)
Puts (0.79%)
S&P 500® Index Put Options:
3/16/2018	$2,200.00	500	125,968,000	997,500

Total Puts				997,500

TOTAL PURCHASED OPTIONS (Cost $1,381,116)				997,500

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.81%) Money Market Fund (0.81%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.90286%	1,016,290	1,016,290

TOTAL SHORT TERM INVESTMENTS (Cost $1,016,290)			1,016,290

TOTAL INVESTMENTS (100.06%) (Cost $84,267,165)			$126,447,626
Liabilities in Excess of Other Assets (‐0.06%)			(69,621)
NET ASSETS (100.00%)			$126,378,005

(a)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | September 30, 2017	17

Centre Active U.S. Treasury Fund	Schedule of Investments

September 30, 2017

	Principal Amount	Value
U.S. GOVERNMENT BONDS & NOTES (87.16%)
U.S. Treasury Bonds (72.78%)
8/15/2019, 8.125%	$8,956,000	$10,055,909
2/15/2020, 8.500%	5,500,000	6,399,229
8/15/2020, 8.750%	7,750,000	9,301,816
2/15/2043, 3.125%	5,800,000	6,117,074
5/15/2044, 3.375%	5,800,000	6,390,988
Total U.S. Treasury Bonds		38,265,016

U.S. Treasury Notes (14.38%)
7/31/2021, 2.250%	2,200,000	2,237,555
11/15/2022, 1.625%	1,500,000	1,476,445
5/15/2024, 2.500%	1,500,000	1,533,838
8/15/2024, 2.375%	1,000,000	1,013,867
11/15/2025, 2.250%	1,300,000	1,299,619
Total U.S. Treasury Notes		7,561,324

TOTAL U.S. GOVERNMENT BONDS & NOTES (Cost $44,169,306)		45,826,340

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (6.63%)
Money Market Fund (6.63%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.90286%	3,488,049	3,488,049

TOTAL SHORT TERM INVESTMENTS (Cost $3,488,049)			3,488,049

TOTAL INVESTMENTS (93.79%) (Cost $47,657,355)			$49,314,389
Other Assets In Excess Of Liabilities (6.21%)			3,263,537	(a)
NET ASSETS (100.00%)			$52,577,926

(a)	Includes cash which is being held as collateral for futures contracts.

futures contracts
At September 30, 2017, the Fund had outstanding futures contracts:

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/ Fair Value	Unrealized Appreciation
Fixed Income Contracts
U.S. 10 Year Treasury Note Future	Interactive Brokers, LLC	Short	14	12/19/2017	$(1,754,375)	$25,134
U.S. 2 Year Treasury Note Future	Interactive Brokers, LLC	Short	105	12/29/2017	(22,648,828)	72,034
U.S. 5 Year Treasury Note Future	Interactive Brokers, LLC	Short	65	12/29/2017	(7,637,500)	74,043
U.S. Treasury Long Bond Future	Interactive Brokers, LLC	Short	39	12/19/2017	(5,959,688)	135,217
U.S. Ultra Long Term U.S. Treasury Bond Future	Interactive Brokers, LLC	Short	43	12/19/2017	(7,100,375)	175,958
					$(45,100,766)	$482,385

See Notes to Financial Statements.

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Centre Active U.S. Tax Exempt Fund	Schedule of Investments

September 30, 2017

	Principal Amount	Value
MUNICIPAL BONDS (92.64%)
General Obligation (60.93%)
Arlington County, VA
8/15/2024, 4.000%	$1,000,000	$1,149,150
Baltimore County, MD
8/1/2022, 4.000%	1,000,000	1,076,740
City of Arlington, TX
8/15/2025, 5.000%	850,000	1,040,289
City of Columbus, OH, Series 2013 1
7/1/2029, 4.000%	500,000	550,290
City of Richardson, TX
2/15/2033, 3.125%	235,000	236,422
2/15/2035, 3.250%	660,000	664,765
		901,187
City of Rochester, NH, Series A
2/15/2034, 3.250%	400,000	405,160
City of San Antonio, TX
2/1/2024, 5.000%	750,000	898,868
County of Sullivan, TN
5/1/2045, 4.000%	500,000	525,190
Dallas Independent School District, TX
2/15/2019, 5.000%	1,000,000	1,053,590
King County, WA, Series E
12/1/2029, 5.000%	1,000,000	1,212,260
Montgomery County, MD, Series B
11/1/2027, 5.000%	750,000	909,923
North Carolina State, Series B
6/1/2026, 5.000%	1,000,000	1,239,260
State of Georgia, GA, Series C
7/1/2028, 5.000%	700,000	878,724
State of Ohio, Series 2015 B
6/15/2035, 5.000%	1,000,000	1,136,800
Texas State, Series E
8/1/2024, 5.000%	765,000	926,522
Wake County, NC, Series A
5/1/2029, 3.000%	1,000,000	1,023,250
Total General Obligation		14,927,203

Prerefunded Issues(a) (18.40%)
Arizona State, Water Infrastructure Finance Authority, Series A,
10/01/19 @ 100
10/1/2021, 5.000%	1,000,000	1,077,760
City of Norfolk, VA, Series C, 4/01/21 @
100
10/1/2027, 5.000%	635,000	718,502
Oregon State, Lottery Revenue, Series A,
4/01/19 @ 100
4/1/2021, 5.000%	1,000,000	1,058,880
Prince George's County, MD, Public
Improvements, 7/15/17 @ 100
7/15/2026, 4.125%	500,000	512,475
Utah State, Series A, 7/01/21 @ 100
7/1/2023, 5.000%	1,000,000	1,139,500
Total Prerefunded Issues		4,507,117

	Principal Amount	Value
Revenue Bonds (13.31%)
Gwinnett County, GA, Water & Sewerage Authority, Series A
8/1/2028, 4.000%	$1,000,000	$1,037,340
New York State, Environmental Facilities Corp.
11/15/2033, 5.000%	1,000,000	1,176,900
Washington, MD, Suburban Sanitation District, Public Improvements
6/1/2026, 3.000%	1,000,000	1,047,460
Total Revenue Bonds		3,261,700

TOTAL MUNICIPAL BONDS (Cost $22,156,192)		22,696,020

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.85%)
Money Market Fund (3.85%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.90286%	941,900	941,900

TOTAL SHORT TERM INVESTMENTS (Cost $941,900)			941,900

TOTAL INVESTMENTS (96.49%) (Cost $23,098,092)			$23,637,920
Other Assets In Excess Of Liabilities (3.51%)			861,021	(b)
NET ASSETS (100.00%)			$24,498,941

(a)
Prerefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(b)	Includes cash which is being held as collateral for futures contracts.

Annual Report | September 30, 2017	19

Centre Active U.S. Tax Exempt Fund	Schedule of Investments

September 30, 2017

FUTURES CONTRACTS
At September 30, 2017, the Fund had outstanding futures contracts:

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/ Fair Value	Unrealized Appreciation
Fixed Income Contracts
U.S. 10 Year Treasury Note Future	Interactive Brokers, LLC	Short	34	12/19/2017	$(4,260,625)	$60,508
U.S. 2 Year Treasury Note Future	Interactive Brokers, LLC	Short	13	12/29/2017	(2,804,141)	8,715
U.S. 5 Year Treasury Note Future	Interactive Brokers, LLC	Short	37	12/29/2017	(4,347,500)	41,858
					$(11,412,266)	$111,081

See Notes to Financial Statements.

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Centre Funds	Statements of Assets and Liabilities

September 30, 2017

	Centre American Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Active U.S. Tax Exempt Fund
ASSETS:
Investments, at value	$126,447,626	$49,314,389	$23,637,920
Receivable for dividends and interest	48,113	385,011	266,411
Deposit with broker for futures contracts	210,498	2,938,720	612,667
Variation margin receivable	–	8,383	15,664
Receivable due from investment adviser	–	596	1,697
Receivable for fund shares sold	249	–	–
Prepaid and other assets	4,388	5,646	8,729
Total Assets	126,710,874	52,652,745	24,543,088
LIABILITIES:
Payable to administrator	18,139	8,001	6,132
Payable to transfer agent	10,944	9,745	3,703
Payable for fund shares redeemed	153,440	754	374
Payable to investment adviser	21,690	–	–
Accrued 12b‐1 and service fees	47,569	14,040	6,433
Payable for custodian fees	2,601	1,377	833
Payable for printing	9,557	3,362	1,304
Payable for legal and audit fees	48,399	28,252	19,844
Payable to Trustees	11,695	5,122	2,359
Payable under the Chief Compliance Officer Services Agreement	5,877	2,556	1,192
Other payables	2,958	1,610	1,973
Total Liabilities	332,869	74,819	44,147
NET ASSETS	$126,378,005	$52,577,926	$24,498,941
NET ASSETS CONSIST OF:
Paid-in capital	$71,239,025	$51,219,417	$23,859,345
Accumulated net investment income/(loss)	(3,709)	–	3,764
Accumulated net realized gain/(loss)	12,962,228	(780,910)	(15,077)
Net unrealized appreciation	42,180,461	2,139,419	650,909
NET ASSETS	$126,378,005	$52,577,926	$24,498,941
INVESTMENTS, AT COST	$84,267,165	$47,657,355	$23,098,092
PRICING OF SHARES
Investor Class
Net Assets	$123,937,921	$47,908,220	$23,080,237
Shares outstanding	9,500,318	4,915,018	2,286,976
Net Asset Value, offering and redemption price per share	$13.05	$9.75	$10.09
Institutional Class
Net Assets	$2,440,084	$4,669,706	$1,418,704
Shares outstanding	186,978	475,762	141,413
Net Asset Value, offering and redemption price per share	$13.05	$9.82	$10.03

See Notes to Financial Statements.

Annual Report | September 30, 2017	21

Centre Funds	Statements of Operations

September 30, 2017

	Centre American Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Active U.S. Tax Exempt Fund
INVESTMENT INCOME:
Interest	$–	$1,641,759	$887,866
Dividends	1,952,431	–	–
Foreign taxes withheld	(4,447)	–	–
Total Investment Income	1,947,984	1,641,759	887,866

EXPENSES:
Investment advisory fees	960,960	245,267	123,859
Administration fees	169,290	80,907	45,236
Transfer agent fees	65,755	60,947	31,302
Custodian fees	15,560	8,539	5,244
Legal fees	110,556	53,614	28,667
Audit fees	13,150	13,150	13,150
Trustees' fees and expenses	43,947	20,956	10,462
Registration/filing fees	25,615	24,506	33,546
12b-1 fees (Investor Class)	252,197	114,123	56,159
Shareholder service fees	124,071	23,040	9,253
Printing fees	27,672	10,134	4,280
Chief Compliance Officer services fees	32,710	15,431	7,768
Miscellaneous expenses	15,026	8,459	5,020
Total expenses before waivers	1,856,509	679,073	373,946
Fees waived/reimbursed by investment adviser (Investor Class) (Note 5)	(504,641)	(156,165)	(78,400)
Fees waived/reimbursed by investment adviser (Institutional Class) (Note 5)	(12,695)	(20,594)	(13,016)
Net Expenses	1,339,173	502,314	282,530
Net Investment Income	608,811	1,139,445	605,336

Net realized gain on investments	14,300,964	328,488	303,033
Net realized loss on futures contracts	–	(1,003,028)	(318,090)
Total realized gain/(loss)	14,300,964	(674,540)	(15,057)
Net change in unrealized appreciation/(depreciation) on investments	3,090,750	(3,647,059)	(1,366,402)
Net change in unrealized appreciation on futures contracts	–	482,385	111,081
Total change in unrealized appreciation/(depreciation)	3,090,750	(3,164,674)	(1,255,321)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	17,391,714	(3,839,214)	(1,270,378)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,000,525	$(2,699,769)	$(665,042)

See Notes to Financial Statements.

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Centre American Select Equity Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2017	For The Year Ended September 30, 2016
OPERATIONS:
Net investment income	$608,811	$1,256,963
Net realized gain	14,300,964	416,914
Net change in unrealized appreciation	3,090,750	15,026,114
Net increase in net assets resulting from operations	18,000,525	16,699,991
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor	(1,539,748)	(279,212)
Institutional	(31,694)	(37,858)
From net realized gains on investments
Investor	(2,560,364)	(14,442,532)
Institutional	(41,384)	(1,726,291)
Total distributions	(4,173,190)	(16,485,893)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,050,779	835,393
Shares issued in reinvestment of distributions	3,956,485	13,913,226
Cost of shares redeemed	(21,306,500)	(36,640,157)
Redemption fees	179	71
Net decrease from capital share transactions	(16,299,057)	(21,891,467)
Institutional Class
Proceeds from sale of shares	2,314,265	3,879,869
Shares issued in reinvestment of distributions	73,078	1,557,127
Cost of shares redeemed	(20,833,579)	(1,684,776)
Redemption fees	194	–
Net increase/(decrease) from capital share transactions	(18,446,042)	3,752,220
Net decrease in net assets	(20,917,764)	(17,925,149)
NET ASSETS:
Beginning of period	147,295,769	165,220,918
End of period*	$126,378,005	$147,295,769
*Including accumulated net investment income/(loss) of:	$(3,709)	$958,535

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	10,837,210	12,703,605
Shares sold	87,523	72,765
Shares issued in reinvestment of dividends	354,206	1,237,832
Shares redeemed	(1,778,621)	(3,176,992)
Ending shares	9,500,318	10,837,210
Institutional Class
Beginning shares	1,803,739	1,446,420
Shares sold	186,898	365,309
Shares issued in reinvestment of dividends	6,543	138,288
Shares redeemed	(1,810,202)	(146,278)
Ending shares	186,978	1,803,739

See Notes to Financial Statements.

Annual Report | September 30, 2017	23

Centre Active U.S. Treasury Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2017	For The Year Ended September 30, 2016
OPERATIONS:
Net investment income	$1,139,445	$1,487,886
Net realized gain/(loss)	(674,540)	8,843
Net change in unrealized appreciation/(depreciation)	(3,164,674)	705,025
Net increase/(decrease) in net assets resulting from operations	(2,699,769)	2,201,754
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor	(1,955,451)	–
Institutional	(212,411)	–
From net realized gains on investments
Investor	(89,059)	–
Institutional	(6,599)	–
Total distributions	(2,263,520)	–
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	3,103,324	6,510,827
Shares issued in reinvestment of distributions	1,594,318	–
Cost of shares redeemed	(16,176,105)	(24,588,246)
Net decrease from capital share transactions	(11,478,463)	(18,077,419)
Institutional Class
Proceeds from sale of shares	1,525,346	2,580,234
Shares issued in reinvestment of distributions	200,579	–
Cost of shares redeemed	(17,198,743)	(3,652,619)
Net decrease from capital share transactions	(15,472,818)	(1,072,385)
Net decrease in net assets	(31,914,570)	(16,948,050)
NET ASSETS:
Beginning of period	84,492,496	101,440,546
End of period*	$52,577,926	$84,492,496
*Including accumulated net investment income of:	$–	$–

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	6,071,514	7,838,728
Shares sold	314,241	631,194
Shares issued in reinvestment of dividends	162,313	–
Shares redeemed	(1,633,050)	(2,398,408)
Ending shares	4,915,018	6,071,514
Institutional Class
Beginning shares	2,007,623	2,109,447
Shares sold	155,042	246,940
Shares issued in reinvestment of dividends	20,104	–
Shares redeemed	(1,707,007)	(348,764)
Ending shares	475,762	2,007,623

See Notes to Financial Statements.

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Centre Active U.S. Tax Exempt Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2017	For The Year Ended September 30, 2016
OPERATIONS:
Net investment income	$605,336	$920,522
Net realized gain/(loss)	(15,057)	473,904
Net change in unrealized appreciation/(depreciation)	(1,255,321)	97,028
Net increase/(decrease) in net assets resulting from operations	(665,042)	1,491,454
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor	(504,192)	(750,391)
Institutional	(99,585)	(168,626)
From net realized gains on investments
Investor	(376,137)	(805,582)
Institutional	(97,777)	(154,719)
Total distributions	(1,077,691)	(1,879,318)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	756,092	2,695,555
Shares issued in reinvestment of distributions	672,313	1,177,988
Cost of shares redeemed	(10,845,671)	(10,764,784)
Net decrease from capital share transactions	(9,417,266)	(6,891,241)
Institutional Class
Proceeds from sale of shares	448,952	227,584
Shares issued in reinvestment of distributions	141,136	257,918
Cost of shares redeemed	(6,147,199)	(582,814)
Net decrease from capital share transactions	(5,557,111)	(97,312)
Net decrease in net assets	(16,717,110)	(7,376,417)
NET ASSETS:
Beginning of period	41,216,051	48,592,468
End of period*	$24,498,941	$41,216,051
*Including accumulated net investment income of:	$3,764	$2,210

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	3,214,038	3,863,475
Shares sold	75,040	253,972
Shares issued in reinvestment of dividends	66,811	112,361
Shares redeemed	(1,068,913)	(1,015,770)
Ending shares	2,286,976	3,214,038
Institutional Class
Beginning shares	696,141	705,177
Shares sold	44,806	21,528
Shares issued in reinvestment of dividends	14,114	24,730
Shares redeemed	(613,648)	(55,294)
Ending shares	141,413	696,141

See Notes to Financial Statements.

Annual Report | September 30, 2017	25

Centre American Select Equity Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)		For the Year Ended September 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$11.65	$11.67	$12.08	$10.38		$11.79
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.06	0.09	0.07	0.06		0.09
Net realized and unrealized gain/(loss) on investments	1.74	1.11	(0.31)	1.73		0.97
Total income/(loss) from investment operations	1.80	1.20	(0.24)	1.79		1.06

DISTRIBUTIONS:
Net investment income	(0.15)	(0.02)	(0.17)	(0.09)		(0.18)
Net realized gains on investments	(0.25)	(1.20)	–	(0.00	)(c)	(2.29)
Total distributions	(0.40)	(1.22)	(0.17)	(0.09)		(2.47)
REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 4)	0.00 (d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00	(d)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.40	(0.02)	(0.41)	1.70		(1.41)
NET ASSET VALUE, END OF PERIOD	$13.05	$11.65	$11.67	$12.08		$10.38

Total Return(e)	15.99%	10.74%	(2.07%)	17.31%		12.30%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$123,938	$126,238	$148,314	$116,045		$129,765

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.47%	0.77%	0.58%	0.53%		0.88%
Operating expenses excluding reimbursement/waiver	1.46%	1.36%	1.33%	1.43%		1.51%
Operating expenses including reimbursement/waiver	1.05%	1.05%	1.05%	1.05%		1.06	%(f)

PORTFOLIO TURNOVER RATE	81%	74%	105%	72%		175%

(a)	Prior to January 21, 2014, the Centre American Select Equity Fund was named the Drexel Hamilton Centre American Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $(0.005) per share.
(d)	Less than $0.005 per share.
(e)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(f)	Effective January 11, 2013, the net expense limitation changed from 1.25% to 1.05%.

See Notes to Financial Statements.

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Centre American Select Equity Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$11.67	$11.69	$12.08	$11.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.10	0.08	0.05
Net realized and unrealized gain/(loss) on investments	1.74	1.11	(0.30)	0.64
Total income/(loss) from investment operations	1.82	1.21	(0.22)	0.69

DISTRIBUTIONS:
Net investment income	(0.19)	(0.03)	(0.17)	–
Net realized gains on investments	(0.25)	(1.20)	–	–
Total distributions	(0.44)	(1.23)	(0.17)	–
REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 4)	0.00 (b)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.38	(0.02)	(0.39)	0.69
NET ASSET VALUE, END OF PERIOD	$13.05	$11.67	$11.69	$12.08

Total Return(c)	16.20%	10.74%	(1.89%)	6.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$2,440	$21,058	$16,907	$15,826

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.66%	0.88%	0.67%	0.65	%(d)
Operating expenses excluding reimbursement/waiver	1.18%	1.13%	1.11%	1.26	%(d)
Operating expenses including reimbursement/waiver	0.95%	0.95%	0.95%	0.95	%(d)

PORTFOLIO TURNOVER RATE	81%	74%	105%	72	%(e)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	27

Centre Active U.S. Treasury Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.44	$10.19	$10.07	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.16	0.12	0.00	(b)
Net realized and unrealized gain/(loss) on investments	(0.50)	0.09	0.13	0.07
Total income/(loss) from investment operations	(0.32)	0.25	0.25	0.07

DISTRIBUTIONS:
Net investment income	(0.35)	–	(0.05)	–
Net realized gains on investments	(0.02)	–	(0.08)	–
Total distributions	(0.37)	–	(0.13)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.69)	0.25	0.12	0.07
NET ASSET VALUE, END OF PERIOD	$9.75	$10.44	$10.19	$10.07

Total Return(c)	(3.06%)	2.45%	2.48%	0.70%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$47,908	$63,398	$79,867	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.84%	1.56%	1.20%	0.07	%(d)
Operating expenses excluding reimbursement/waiver	1.14%	1.09%	0.94%	2.09	%(d)
Operating expenses including reimbursement/waiver	0.85%	0.85%	0.85%	0.85	%(d)

PORTFOLIO TURNOVER RATE	4%	2%	70%	439	%(e)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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Centre Active U.S. Treasury Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.51		$10.23	$10.09	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.19	0.09	0.02
Net realized and unrealized gain/(loss) on investments	(0.49)		0.09	0.19	0.07
Total income/(loss) from investment operations	(0.29)		0.28	0.28	0.09

DISTRIBUTIONS:
Net investment income	(0.38)		–	(0.06)	–
Net realized gains on investments	(0.02)		–	(0.08)	–
Total distributions	(0.40)		–	(0.14)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.69)		0.28	0.14	0.09
NET ASSET VALUE, END OF PERIOD	$9.82		$10.51	$10.23	$10.09

Total Return(b)	(2.78	%)(c)	2.74%	2.73%	0.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$4,670		$21,095	$21,573	$14,514

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.01%		1.81%	0.94%	0.29	%(d)
Operating expenses excluding reimbursement/waiver	0.88%		0.84%	1.01%	1.86	%(d)
Operating expenses including reimbursement/waiver	0.60%		0.60%	0.60%	0.60	%(d)

PORTFOLIO TURNOVER RATE	4%		2%	70%	439	%(e)

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Performance difference between Manager Commentary and Financial Highlights is due to financial reporting adjustments
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	29

Centre Active U.S. Tax Exempt Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.55	$10.65	$10.68		$10.57	$11.18	$10.77
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.19	0.22	0.19		0.22	0.24	0.27
Net realized and unrealized gain/(loss) on investments	(0.31)	0.13	(0.03)		0.19	(0.56)	0.41
Total income/(loss) from investment operations	(0.12)	0.35	0.16		0.41	(0.32)	0.68

DISTRIBUTIONS:
Net investment income	(0.20)	(0.22)	(0.19)		(0.22)	(0.24)	(0.27)
Net realized gains on investments	(0.14)	(0.23)	–		(0.08)	(0.05)	–
Total distributions	(0.34)	(0.45)	(0.19)		(0.30)	(0.29)	(0.27)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.46)	(0.10)	(0.03)		0.11	(0.61)	0.41
NET ASSET VALUE, END OF PERIOD	$10.09	$10.55	$10.65		$10.68	$10.57	$11.18

Total Return(d)	(1.11%)	3.29%	1.51%		3.95%	(2.90%)	6.34%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$23,080	$33,913	$41,127		$61,869	$83,371	$110,060

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.92%	2.03%	1.90	%(e)	2.09%	2.20%	2.42%
Operating expenses excluding reimbursement/waiver	1.25%	1.13%	1.09	%(e)	1.16%	1.04%	0.99%
Operating expenses including reimbursement/waiver	0.95%	0.95%	1.03	%(e)(f)	1.16%	1.04%	0.99%

PORTFOLIO TURNOVER RATE	9%	6%	32	%(g)	6%	13%	17%

(a)
Centre Active U.S. Tax Exempt Fund ("the Fund") is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.

(b)	As part of the reorganization Class A shareholders of the Acquired Fund exchanged such shares for Investor Class shares of the Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Effective March 17, 2015, a net expense limitation of 0.95% was implemented. Prior to this date, there was no expense cap.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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Centre Active U.S. Tax Exempt Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.49	$10.59	$10.62		$10.57	$11.19	$10.78
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.22	0.24	0.21		0.24	0.27	0.30
Net realized and unrealized gain/(loss) on investments	(0.32)	0.13	(0.03)		0.14	(0.57)	0.41
Total income/(loss) from investment operations	(0.10)	0.37	0.18		0.38	(0.30)	0.71

DISTRIBUTIONS:
Net investment income	(0.22)	(0.24)	(0.21)		(0.25)	(0.27)	(0.30)
Net realized gains on investments	(0.14)	(0.23)	–		(0.08)	(0.05)	–
Total distributions	(0.36)	(0.47)	(0.21)		(0.33)	(0.32)	(0.30)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.46)	(0.10)	(0.03)		0.05	(0.62)	0.41
NET ASSET VALUE, END OF PERIOD	$10.03	$10.49	$10.59		$10.62	$10.57	$11.19

Total Return(d)	(0.86%)	3.57%	1.74%		3.64%	(2.75%)	6.60%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$1,419	$7,303	$7,465		$7,969	$7,228	$6,523

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.21%	2.28%	2.18	%(e)	2.31%	2.46%	2.66%
Operating expenses excluding reimbursement/waiver	0.99%	0.94%	0.84	%(e)	0.92%	0.79%	0.74%
Operating expenses including reimbursement/waiver	0.70%	0.70%	0.77	%(e)(f)	0.92%	0.79%	0.74%

PORTFOLIO TURNOVER RATE	9%	6%	32	%(g)	6%	13%	17%

(a)
Centre Active U.S. Tax Exempt Fund ("the Fund") is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.

(b)	As part of the reorganization Class I shareholders of the Acquired Fund exchanged such shares for Institutional Class shares of the Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Effective March 17, 2015, a net expense limitation of 0.70% was implemented. Prior to this date, there was no expense cap.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	31

Centre Funds	Notes to Financial Statements

September 30, 2017

1. ORGANIZATION

Centre Funds (the “Trust”) was organized on March 17, 2011 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Trust currently offers shares of beneficial interest (“shares”) of Centre American Select Equity Fund (the “American Select Equity Fund”), Centre Active U.S. Treasury Fund (the “Treasury Fund”), and Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”) (collectively, the “Funds”). The affairs of the Trust are overseen by a Board of Trustees (the “Board” or the “Trustees”). The Declaration of Trust of the Trust permits the Trustees to create additional series of the Trust and share classes.

Information in the accompanying Funds’ financial statements pertain to the Investor Class and Institutional Class shares offered by the Funds. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements:

(a)
Portfolio securities traded on a securities exchange or quoted by NASDAQ are valued at the last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. Securities traded in the OTC market and not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Short-term instruments with maturities of 60 days or less are valued at the price supplied by an approved independent pricing source. Options contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the highest bid and lowest asked quotation across the exchanges on which the option is traded. Futures contracts are ordinarily valued at the closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments. If a Fund invests in shares of other open-end mutual funds (each, an “Underlying Fund”), the Fund calculates the net asset value of its shares based upon the net asset value of regular trading on the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the Exchange on each day the Exchange is open by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

(b)
The per share net asset value (the “NAV”) of each Fund is calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) each day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share. Redemption of shares of American Select Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)
The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

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Centre Funds	Notes to Financial Statements

September 30, 2017

As of and during the year ended September 30, 2017, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

(d)
Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)
A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of September 30, 2017, the Funds did not hold any restricted securities.

(f)
The financial statements are prepared in conformity with accounting standards generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the Exchange on September 30, 2017. Each Fund is considered an investment company for financial reporting purposes under GAAP.

(g)
Each Fund bears expenses incurred specifically by such Fund, as well as its pro rata portion of Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b-1) plan and shareholder services plan are charged to each respective fund or share class.

(h)
The Funds intend to distribute to shareholders all of their net income and/or capital gains on an annual basis, with the exception of the Centre Active U.S. Treasury Fund and the Centre Active U.S. Tax Exempt Fund, which intend to make monthly income distributions. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

(i)
A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)
The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is separately disclosed and is included in net realized and net change in unrealized gains or losses on foreign currencies.

3. FAIR VALUE MEASUREMENTS

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.
Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).

Annual Report | September 30, 2017	33

Centre Funds	Notes to Financial Statements

September 30, 2017

Level 3 -
Significant unobservable prices or inputs (including the oversight of the Board and Centre Asset Management, LLC (the “Adviser”) in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of September 30, 2017:

Centre American Select Equity Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$124,433,836	$–	$–	$124,433,836
Purchased Options	997,500	–	–	997,500
Short Term Investments	1,016,290	–	–	1,016,290
Total	$126,447,626	$–	$–	$126,447,626

Centre Active U.S. Treasury Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Bonds & Notes	$–	$45,826,340	$–	$45,826,340
Short Term Investments	3,488,049	–	–	3,488,049
Total	$3,488,049	$45,826,340	$–	$49,314,389
Other Financial Instruments Liabilities:
Futures Contracts	$482,385	$–	$–	$482,385
Total	$482,385	$–	$–	$482,385

Centre Active U.S. Tax Exempt Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$22,696,020	$–	$22,696,020
Short Term Investments	941,900	–	–	941,900
Total	$941,900	$22,696,020	$–	$23,637,920
Other Financial Instruments Liabilities:
Futures Contracts	$111,081	$–	$–	$111,081
Total	$111,081	$–	$–	$111,081

(a)	For detailed descriptions of sectors, industries, and countries, see the accompanying Schedule of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers among Levels 1, 2, and 3 during the year.

There were no material amounts classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Funds.

Derivative Financial Instruments
A Fund may use derivative contracts, such as exchange-traded options and futures, that are related to stock market or bond indices, foreign exchange, fixed income or other securities, or be exposed to exchange-traded derivative products. A Fund may invest its assets in derivatives and other instruments to help manage interest rate exposure, protect the Fund’s assets, or enhance returns. A Fund may also be exposed to certain exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

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Centre Funds	Notes to Financial Statements

September 30, 2017

Derivative Risk: One or more Funds may use derivatives, such as exchange-traded options and futures, that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of a Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause a Fund to sustain large and sudden losses. The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage may allow a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives held by a Fund. Typically, a Fund may attempt to increase or decrease exposure to the risks associated with the securities or other traditional investments in which it invests. The risks associated with a Fund’s use of derivative instruments, including but not limited to volatility risk, correlation risk, segregation risk, and hedging risks, are additional risks that a Fund does not typically seek to increase or decrease exposure to. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing
A Fund may write or purchase option contracts to adjust risk and return of its overall investment positions, subject to any restrictions set forth in the Fund’s prospectus. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is netted to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from, among other things, the potential inability of counterparties to meet the terms.

Futures
A Fund may use futures subject to any restrictions set forth in the Fund’s prospectus. A Fund may also be exposed to exchange-traded futures that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions. To the extent that the Fund uses derivatives for temporary cash management, investment transition purposes, managing duration or to hedge the risks of existing positions, the Fund will be subject to the risks associated with such transactions.

Annual Report | September 30, 2017	35

Centre Funds	Notes to Financial Statements

September 30, 2017

The effect of derivative instruments on the Statement of Assets and Liabilities ‐ Fair Value of Derivative Instruments as of September 30, 2017:

Risk Exposure	Derivatives Statement of Assets and Liabilities Location	Fair Value
Centre American Select Equity Fund
Equity Contracts
(Purchased Options)	Investments, at value	$997,500
		$997,500
Centre Active U.S. Treasury Fund
Fixed Income Contracts
(Futures Contracts)	Receivable for variation margin(a)	$482,385
		$482,385
Centre Active U.S. Tax Exempt Fund
Fixed Income Contracts
(Futures Contracts)	Receivable for variation margin(a)	$111,081
		$111,081

(a)
Includes the cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2017 (Net realized gain/(loss) on options contracts are included in Net realized gain/(loss) on investments within the Statement of Operations):

Derivatives	Location of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Centre American Select Equity Fund
Equity Contracts	Net realized gain on investments/Net
(Purchased Options)	change in unrealized depreciation
	on investments	$(6,890,036)	$723,270
		$(6,890,036)	$723,270
Centre Active U.S. Treasury Fund
Fixed Income Contracts	Net realized loss on futures
(Futures Contracts)	contracts/Net change in unrealized
	appreciation on futures contracts	$(1,003,028)	$482,385
		$(1,003,028)	$482,385
Centre Active U.S. Tax Exempt Fund
Fixed Income Contracts	Net realized loss on futures
(Futures Contracts)	contracts/Net change in unrealized
	appreciation on futures contracts	$(318,090)	$111,081
		$(318,090)	$111,081

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Centre Funds	Notes to Financial Statements

September 30, 2017

Volume of Derivative Instruments for the Funds during the year ended September 30, 2017, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Centre American Select Equity Fund
Purchased Option Contracts	Notional value of contracts outstanding	$128,784,759

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Treasury Fund
Purchased (Sold) Futures Contracts	Notional value of contracts outstanding	$(37,553,125)

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Tax Exempt Fund
Purchased (Sold) Futures Contracts	Notional value of contracts outstanding	$(12,315,454)

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage its cash collateral and securities collateral on a counterparty basis. The amounts shown in the Statements of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements.

The table below presents the gross and net amounts of the assets and liabilities with any offsets to reflect the Funds’ ability to reflect the master netting arrangements at September 30, 2017 in the Statement of Assets and Liabilities:

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount Receivable
Centre Active U.S. Treasury Fund
Futures Contracts	$8,383	$–	$8,383	$–	$(8,383)	$–
Total	$8,383	$–	$8,383	$–	$(8,383)	$–
Centre Active U.S. Tax Exempt Fund
Futures Contracts	$15,664	$–	$15,664	$–	$(15,664)	$–
Total	$15,664	$–	$15,664	$–	$(15,664)	$–

(a)
The actual collateral pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

4.  BENEFICIAL INTEREST TRANSACTIONS

On September 30, 2017, there was an unlimited number of shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statement of Changes in Net Assets.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2017, the following entities owned beneficially more than 25% of each Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the share class.

Annual Report | September 30, 2017	37

Centre Funds	Notes to Financial Statements

September 30, 2017

Centre American Select Equity Fund	Class	Percentage
Wells Fargo Advisors, LLC	Institutional	55.14%
Charles Schwab & Co. Inc	Investor	47.49%

Centre Active U.S. Treasury Fund	Class	Percentage
Wells Fargo Advisors, LLC	Institutional	88.27%

Centre Active U.S. Tax Exempt Fund	Class	Percentage
Charles Schwab & Co. Inc.	Institutional	52.97%
Wells Fargo Advisors, LLC	Institutional	44.57%

5. INVESTMENT ADVISORY AGREEMENTS AND RELATED‐PARTY TRANSACTIONS

The Adviser serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund.

As compensation for the investment advisory services provided to the Funds, the Adviser is entitled to receive monthly compensation, subject to waivers, based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre American Select Equity Fund (total net assets less than or equal to $1 billion)	0.75%
Centre American Select Equity Fund (total net assets over $1 billion)	0.70%
Centre Active U.S. Treasury Fund	0.40%
Centre Active U.S. Tax Exempt Fund	0.40%

American Select Equity Fund
For the American Select Equity Fund, the Adviser has entered into a written expense limitation agreement, under which it has agreed to limit through January 31, 2018 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b‐1) fees, but excluding interest, taxes, litigation, brokerage and extraordinary expenses incurred by the Fund in the fiscal year, to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 0.95% of the average daily net assets of the Institutional Class shares. To the extent the Fund incurs any interest, taxes, litigation, brokerage or extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. After January 31, 2018, the expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, without payment of penalty, provided that the terminating party provides 90 days’ prior written notice of such termination to the other party. The Adviser may request repayment by the Fund of any expense waived or reimbursed by the Adviser pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which the waiver or reimbursement occurs, provided that the total annual Fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement is made.

Treasury Fund
For the Treasury Fund, the Adviser has entered into a written expense limitation agreement, dated and effective as of November 4, 2013, under which it has agreed to limit through at least January 31, 2018 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b‐1) fees, but excluding, as applicable, any front‐end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), and acquired fund fees and expenses, to an annual rate of 0.85% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares. To the extent the Fund incurs any front‐end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. After January 31, 2018, the expense limitation agreement may be terminated without payment of any penalty by the Board of Trustees of the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The expense limitation agreement may not be terminated by the Adviser without the consent of the Board. The expense limitation agreement will automatically terminate if the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund is terminated, with such termination effective upon the effective date of the Advisory Agreement’s termination. The Adviser may recoup any waived or reimbursed amount pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs. The Adviser has agreed that the reimbursement will not cause the Fund to exceed the then‐existing expense limitation for that class at the time the waiver or reimbursement was made.

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Centre Funds	Notes to Financial Statements

September 30, 2017

Tax Exempt Fund
For the Tax Exempt Fund, the Adviser has entered into a written expense limitation agreement dated December 8, 2014, under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund, for an initial period of not less than two years from the date of the closing of the reorganization of Managed Municipal Fund, Inc. into the Fund (the “Reorganization”) and until the next following effective date of the post‐effective amendment to the registration statement of the Trust relating to the Fund incorporating the Fund’s financial statements for that fiscal year (the “Initial Term”), to the extent necessary to limit the current operating expenses of each class of shares of the Fund, including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b‐1) fees, but excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund's business) to an annual rate of 0.95% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days' written notice to the Adviser. The expense limitation agreement may not be terminated by the Adviser without the consent of the Board. After the Initial Term, the expense limitation agreement will automatically terminate if the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund is terminated, with such termination effective upon the effective date of the Advisory Agreement's termination. The Adviser may recoup any waived or reimbursed amount pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, provided that the reimbursement does not cause the Fund to exceed the then‐existing expense limitation for that class at the time such reimbursement or waiver was made.

For each Fund, the Adviser may recoup any waived or reimbursed amount pursuant to the applicable Expense Limitation Agreement and as described above, provided that the reimbursement does not cause such Fund to exceed the then‐existing expense limitation for that class at the time such reimbursement or waiver was made (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree).

During the year ended September 30, 2017, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived and/or Reimbursed by Adviser
Centre American Select Equity Fund
Investor	$504,641
Institutional	12,695
Centre Active U.S. Treasury Fund
Investor	156,165
Institutional	20,594
Centre Active U.S. Tax Exempt Fund
Investor	78,400
Institutional	13,016

As of September 30, 2017, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2018	Expires 2019	Expires 2020	Total
Centre American Select Equity Fund
Investor Class	$412,390	$439,701	$504,641	$1,356,732
Institutional Class	26,975	35,622	12,695	75,292
Centre Active U.S. Treasury Fund
Investor Class	$43,702	$167,361	$156,165	$207,834
Institutional Class	75,161	51,626	20,594	307,212
Centre Active U.S. Tax Exempt Fund
Investor Class	$27,685	$65,122	$78,400	$143,522
Institutional Class	4,789	17,852	13,016	30,868

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out‐of‐pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund’s operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out‐of‐pocket expenses.

Annual Report | September 30, 2017	39

Centre Funds	Notes to Financial Statements

September 30, 2017

ALPS, pursuant to a chief compliance officer services agreement with the Trust, provides chief compliance officer services to the Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a‐1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out‐of‐pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b‐1 under the 1940 Act (the “Plan”). The Plan permits the Trust, on behalf of Investor class shares of the Funds, to pay up to 0.25% per year to one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

ALPS Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. There were no payments to the Distributor by the Funds during the year ended September 30, 2017.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser receive no salary or fees from the Trust. As of July 1, 2017, each Trustee who is not an “interested person” receives an annual retainer of $20,000 paid quarterly. Prior to July 1, 2017, each Trustee who is not an “interested person” received an annual retainer of $25,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Trust, and serves as Managing Director and Chief Investment Officer of the Adviser.

6. FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the year ended September 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At September 30, 2017, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the book and tax treatment of currency transactions, book/tax distribution differences, distributions paid to meet excise and certain other investments.

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Centre American Select Equity Fund	$387	$(387)	$–
Centre Active U.S. Treasury Fund	1,028,417	(36)	(1,028,381)
Centre Active U.S. Tax Exempt Fund	(5)	5	–

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Fund	Accumulated Capital Gain/(Loss)Undistributed	Ordinary Income Undistributed	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences
Centre American Select Equity Fund	$12,620,501	$–	$42,138,573	$379,906
Centre Active U.S. Treasury Fund	(298,525)	–	1,657,034	–
Centre Active U.S. Tax Exempt Fund	96,005	3,764	539,827	–

Capital Losses: As of September 30, 2017, no Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Post‐Enactment Capital Losses:

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

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Centre Funds	Notes to Financial Statements

September 30, 2017

Elective Deferrals: The Funds elect to defer to the period ending September 30, 2018, capital losses recognized during the period November 1, 2016 ‐ September 30, 2017 in the amount of:

Fund	Amount
Centre Active U.S. Treasury Fund	$298,525

Distributions to Shareholders: The Funds normally pay dividends and net investment income, if any, on an annual basis, with the exception of the Centre Active U.S. Treasury Fund and the Centre Active U.S. Tax Exempt Fund, which intend to make monthly income distributions. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/(accumulated losses) are finalized at fiscal year‐end.

The tax character of distributions paid for the fiscal year ended September 30, 2017 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre American Select Equity Fund	$1,571,442	$–	$2,601,748
Centre Active U.S. Treasury Fund	2,199,698	–	63,822
Centre Active U.S. Tax Exempt Fund	6,769	600,166	470,756

The tax character of distributions paid for the fiscal year ended September 30, 2016 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre American Select Equity Fund	$317,070	$–	$16,168,823
Centre Active U.S. Tax Exempt Fund	7,177	911,840	960,301

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short‐term securities at September 30, 2017 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales and certain other investments.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Tax Unrealized Appreciation/(Depreciation)on Investments
Centre American Select Equity Fund	$84,309,053	$43,148,565	$(1,009,992)	$42,138,573
Centre Active U.S. Treasury Fund	47,657,355	1,707,005	(49,971)	1,657,034
Centre Active U.S. Tax Exempt Fund	23,098,092	721,490	(181,662)	539,828

7. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any U.S. Government Obligations short‐term securities and purchased options and futures) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centre American Select Equity Fund	$102,988,205	$144,991,262
Centre Active U.S. Tax Exempt Fund	2,688,788	16,513,447

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Centre Funds	Notes to Financial Statements

September 30, 2017

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations investment securities were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Centre Active U.S. Treasury Fund	$2,284,055	$30,715,449

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities relating to their duties to the Trust. Additionally, in the ordinary course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

42	centrefunds.com

Centre Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Centre Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Centre Funds, comprising Centre American Select Equity Fund, Centre Active U.S. Treasury Fund, and Centre Active U.S. Tax Exempt Fund (the “Funds”), as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the periods ended prior to September 30, 2016 were audited by other auditors, whose report dated November 24, 2015 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Centre Funds as of September 30, 2017, the results of their operations, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 27, 2017

Annual Report | September 30, 2017	43

Centre Funds	Additional Information

September 30, 2017 (Unaudited)

PROXY VOTING GUIDELINES AND RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12‐month period ended June 30, is available without charge, upon request, by (1) calling the Funds at 1‐855‐298‐4236 and (2) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust files, with regard to each Fund, with the SEC a complete schedule of investments for the first and third quarters of each fiscal year on Form N‐Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N‐Q filing must be made within 60 days of the end of the quarter. Forms N‐Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1‐800‐732‐0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1‐855‐298‐4236.

TAX DESIGNATIONS

Qualified Dividend Income
The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2016 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Centre American Select Equity Fund	77.96%

Dividends Received Deduction
For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2016 qualify for the corporate dividends received deduction:

Amount
Centre American Select Equity Fund	76.99%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Centre American Select Equity Fund, Centre Active U.S. Treasury Fund, and Centre Active U.S. Tax Exempt Fund designate $2,601,748, $63,822, and $470,756 respectively as long‐term capital gain dividends.

During the year ended September 30, 2017, 98.88% of the dividend paid by the Centre Active U.S. Tax Exempt Fund from net investment income should be treated as tax‐exempt dividends.

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

At an in‐person meeting held on September 8, 2017, the Board of Trustees (the “Board” or the “Trustees”) of Centre Funds (the “Trust”), including a majority of the Trustees who are not parties to any of the Advisory Agreements (defined below) or interested persons of any such party (the “Disinterested Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement between Centre Asset Management, LLC (the “Adviser”) and the Trust, on behalf of the Centre American Select Equity Fund (the “American Select Equity Fund”); the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”); and the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Centre Active U.S. Treasury Fund (the “Treasury Fund”). In considering whether to approve the renewal of each Investment Advisory Agreement (together, the “Advisory Agreements”), the Trustees considered the factors discussed below, and information made available to them in connection with the meeting relating to such factors (the “Meeting Materials”), including information provided by the Adviser in response to questions from the Trustees, and any other information the Trustees deemed relevant. The Trustees’ approval of the renewal of the Advisory Agreements was not based on any single factor, but on a consideration of the totality of factors and information they reviewed and evaluated.

Nature, Extent, and Quality of Services
The Trustees reviewed and discussed information concerning the nature, extent, and quality of advisory services provided by the Adviser to the Funds pursuant to the Advisory Agreements, including information concerning the investment style and approach of the Adviser, the Adviser’s performance record and overall reputation. The Trustees considered the investment personnel responsible for the day‐to‐day management of each Fund’s portfolio and such personnel’s experience managing such Fund and investment vehicles employing investment strategies similar to those employed by the Fund. The Trustees also considered information describing the Adviser’s compliance policies and procedures, including policies reasonably designed to ensure each Fund’s compliance with its investment objective, policies and restrictions, and applicable regulatory requirements. The Trustees also considered the Adviser’s marketing, sales and business development efforts on behalf of the Funds, and the information provided by the Adviser in the Meeting Materials. The Trustees concluded that the nature, extent, and quality of services provided by the Adviser as the investment adviser to the Funds were appropriate and sufficient to support approval of the renewal of the Advisory Agreements.

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Centre Funds	Additional Information

September 30, 2017 (Unaudited)

Performance
The Trustees considered information regarding the Funds’ performance, including information comparing each Fund’s performance to the performance of its benchmark and Morningstar peer group for the 1‐, 3‐, and 5‐year periods, as applicable, as of July 31, 2017. The Trustees noted that the Tax Exempt Fund was the successor fund to Managed Municipal Fund, Inc. (the “Predecessor Fund”) pursuant to a reorganization that closed on March 17, 2015, and that the performance of the Tax Exempt Fund prior to that date represented the performance of the Predecessor Fund, as adjusted to reflect the fees of the Tax Exempt Fund. The Trustees also noted that the Treasury Fund did not have five years of performance as of July 31, 2017. The Trustees also considered the respective investment strategy of each Fund, noting the Adviser’s representation that the Funds are managed to perform their investment objectives over a long‐term investment cycle. Based on the foregoing, the Board determined that the Adviser’s management of the Funds could benefit the Funds and their shareholders.

Profitability
The Trustees considered information regarding the estimated profitability of the Funds to the Adviser, including information about the approximate monthly gross profit to the Adviser for managing each Fund. The Trustees also considered other benefits to the Adviser as a result of its relationship with the Funds. The Trustees also noted that there is a breakpoint applicable to the advisory fees of the American Select Equity Fund for assets in excess of $1 billion. The Trustees concluded that the Adviser’s profitability would not prevent them from approving the renewal of the Advisory Agreements.

Economies of Scale
The Trustees considered information concerning potential economies of scale for each Fund, noting that each of the Funds is subject to an operating expense limitation agreement covering, among other operating expenses, the advisory fees charged to the Fund.

Comparisons of the Advisory Fees and Select Expense Ratios
The Trustees reviewed and discussed the advisory fees paid to the Adviser under each Advisory Agreement for the services it provided thereunder and the net expense ratios of the Investor Class shares of each Fund. The Trustees noted that the expense ratios of the Investor Class shares are higher than those of the Institutional Class shares. The Trustees reviewed, with respect to each Fund as of July 31, 2017, a comparison of the Fund’s advisory fees to the applicable Morningstar Category median advisory fee rate and the net expense ratio of the Fund’s Investor Class shares compared to the Morningstar category average expense ratio and the median net expense ratio of similarly‐situated funds selected by the Adviser based on philosophy and asset class. The Trustees discussed the advisory fees and expense information included in the Meeting Materials with respect to each Fund, and considered whether the advisory fees were reasonable in light of the services provided by the Adviser to the Fund. The Trustees also considered that, for each Fund, the Adviser had agreed to waive its fees and/or reimburse Fund expenses pursuant to an operating expense limitation agreement with the Trust.

After reviewing all of the information presented to them, the Trustees concluded that the advisory fees payable to the Adviser by the Funds under the Advisory Agreements were reasonable in light of the services provided.

Conclusion
The Trustees, including a majority of the Disinterested Trustees, concluded, based on their consideration of the foregoing and their evaluation of all of the information reviewed by the Trustees, that renewal of the Advisory Agreements was in the best interest of the Funds and their shareholders.

Annual Report | September 30, 2017	45

Centre Funds	Trustees and Officers

September 30, 2017 (Unaudited)

The following tables provide certain information regarding the Trustees and Officers of Centre Funds as of September 30, 2017 of each of the persons currently serving as a Trustee or Officer of the Trust. The business address of each Trustee or Officer is c/o Centre Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203. Additional information about members of the Board of Trustees and Officers of the Trust is available in the Statement of Additional Information, which is available, without charge, upon request, by calling the Funds (toll‐free) at 1‐855‐298‐4236.

INDEPENDENT TRUSTEES1

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. James L. Grant 1949	Trustee, Chairman	Since 6/2011
Associate Dean of Graduate Programs, College of Management, University of Massachusetts Boston from September 2015–present; President of JLG Research from 1999–present; Associate Professor of Accounting and Finance at University of Massachusetts Boston from 2012–present; Assistant Professor of Accounting and Finance at University of Massachusetts Boston from 2005–2011; Advisory Analyst at major Wall Street firms from 1999–present; Ph.D in Business from the University of Chicago Booth School of Business; former and current member of Editorial Advisory Boards of The Journal of Portfolio Management and Journal of Investing, respectively; author of Foundations of Economic Value Added Second Edition; co‐author of Focus on Value: A Corporate and Investor Guide to Wealth Creation; co‐author and co‐editor of Equity Portfolio Management and Value‐Based Metrics: Foundations and Practice.
				3	None
Dr. Aloke Ghosh 1963	Trustee	Since 6/2011	Fulbright‐Aalto University Distinguished Chair, 2016 – present; Professor of Accountancy at the Zicklin School of Business, Baruch College, The City University of New York from 1993 – present; Taught at other institutions including Emory University, Columbia University, Tulane University, Aalto University (Finland) Bocconi University (Italy), Yonsei University (Korea), American University of Paris (France), Victoria University of Wellington (New Zealand), UST‐Hong Kong (Hong Kong), and Indian Institute of Management (India). Ph.D. in Business and Economics from Tulane University.	3	None
Joseph M. Marinaro 1958	Trustee	Since 6/2012	Founder and Managing Member of JMM Capital & Consulting, LLC (consulting services) from 2014–present; advisor and independent contractor to Linium SOS (consulting services) 2014‐present; Executive Vice President, AltX Group, Inc. (financial technology) from 2012–2014; Managing Director, Chief Business Development and Strategy Officer, Surge Trading Inc. from 2009–2011.	3	None

[1]	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

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Centre Funds	Trustees and Officers

September 30, 2017 (Unaudited)

INTERESTED TRUSTEE

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James A. Abate 1965	Trustee President, Secretary and Treasurer	Since 6/2011 Since 11/2013 Since 1/2016	Founder, Managing Director and Chief Investment Officer of Centre Asset Management, LLC from 2006–present.	3	None

OFFICERS

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theodore J. Uhl 1974	Chief Compliance Officer	Since 6/2011	Mr. Uhl has been Deputy Compliance Officer of ALPS Fund Services Inc. since 2010.	N/A	N/A

Annual Report | September 30, 2017	47

Centre Funds

Must be accompanied or preceded by a prospectus.
ALPS Distributors, Inc., distributor for Centre Funds.

Item 2.	Code of Ethics.

(a)        The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Dr. Aloke Ghosh as the Trust's "audit committee financial expert," as defined in Form N-CSR under the 1940 Act, based on the Board’s review of his qualifications. Dr. Ghosh is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees:  For the Registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $31,650 and $52,750, respectively.

(b)
Audit-Related Fees:  For the Registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)
Tax Fees:  For the Registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,000 and $10,000, respectively.  The fiscal years 2016 and 2015 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)
All Other Fees:  For the Registrant’s fiscal years ended September 30, 2017 and  September 30, 2016, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended September 30, 2017 and September 30, 2016 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial offer is attached hereto as EX-12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)   None.

(a)(4)   Not applicable.

(b)
The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 11, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 11, 2017

By:	/s/ James A. Abate
James A. Abate
Treasurer (Principal Financial Officer)

Date:	December 11, 2017